UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [✓]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[✓]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

UNOCAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[✓]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS OF UNOCAL CORPORATION	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2					REVISED PROXY CARD

		FOR	AGAINST	ABSTAIN	This proxy card has been revised as a result of the July 19, 2005 amendment to the Chevron merger transaction. If you have already voted, you do not need to return a new card unless you wish to change your vote. If you have not yet voted or wish to change your vote, please sign, date and return this card, or vote by internet or by telephone.
Item 1:	Approval and adoption of the Amended Agreement and Plan of Merger, dated as of April 4, 2005, and amended as of July 19, 2005, by and among Unocal Corporation, Chevron Corporation and Blue Merger Sub Inc., a wholly owned subsidiary of Chevron Corporation	☐	☐	☐

		FOR	AGAINST	ABSTAIN	CHECK THIS BOX FOR OPEN BALLOT If you check this box, the Company will be given access to your proxy	☐
Item 2:	Approval of any adjournment or postponement of the special meeting, if necessary, to solicit additional proxies	☐	☐	☐	MEETING ATTENDANCE Check this box if you plan to attend the Special Meeting of Stockholders	☐

Signature _____________________________ Signature _____________________________ Date ________________
Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign.
• See other side for important information •

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on August 9, 2005.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/ucl Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

View Unocal’s Proxy Statement on the World Wide Web:
http://www.unocal.com/specialproxy

Ù FOLD AND DETACH HERE Ù
Bring this admission ticket and a photo I.D. with you to the special meeting. Do not mail. Unocal Corporation Special Meeting of Stockholders
ADMISSION TICKET	Meeting Time/Date: 10:00 a.m. P.D.T., August 10, 2005	Meeting Location: The Hilton Los Angeles Airport Hotel 5711 West Century Blvd. Los Angeles, CA 90045
PLEASE SEE REVERSE SIDE FOR MAP AND DIRECTIONS TO THE MEETING SITE

UNOCAL CORPORATION C/O MELLON INVESTOR SERVICES LLC P.O. Box 3535 South Hackensack, NJ 07606-9235

Board of Directors Proxy SPECIAL MEETING OF STOCKHOLDERS

Terry G. Dallas and Samuel H. Gillespie III, or either of them, with full power of substitution, are hereby appointed by the signatory of this Proxy to vote all shares of Common Stock held by the signatory on June 29, 2005, at the August 10, 2005 Special Meeting of Stockholders of Unocal Corporation, and any adjournment or postponement thereof, on each of the items on the reverse side, subject to any directions given there, and in their discretion, on all other matters that may properly come before the Special Meeting and any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1 and 2.

(Continued, and to be dated and signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Ù FOLD AND DETACH HERE Ù

DIRECTIONS TO THE HILTON LOS ANGELES AIRPORT HOTEL

From the 405 freeway, exit at Century Boulevard. Go west five blocks. The hotel is on the right side.

From the 105 freeway, exit Sepulveda Boulevard and follow signs to Century Boulevard. Once on Century Blvd, go past hotel (on left hand side) and make a U-turn at Bellanca. Turn right into hotel.

From the Airport, take the Century Boulevard exit east and continue on Century Boulevard approximately 1/4 mile. Go past hotel (on left hand side) and make a U-turn at Bellanca. Turn right into hotel.

MERCER TRUST COMPANY, TRUSTEE – UNOCAL SAVINGS PLAN	Special Meeting of Stockholders – Voting Instructions	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2					REVISED PROXY CARD

		FOR	AGAINST	ABSTAIN	This proxy card has been revised as a result of the July 19, 2005 amendment to the Chevron merger transaction. If you have already voted, you do not need to return a new card unless you wish to change your vote. If you have not yet voted or wish to change your vote, please sign, date and return this card, or vote by internet or by telephone.
Item 1:	Approval and adoption of the Amended Agreement and Plan of Merger, dated as of April 4, 2005, and amended as of July 19, 2005, by and among Unocal Corporation, Chevron Corporation and Blue Merger Sub Inc., a wholly owned subsidiary of Chevron Corporation	☐	☐	☐

		FOR	AGAINST	ABSTAIN
Item 2:	Approval of any adjournment or postponement of the special meeting, if necessary, to solicit additional proxies	☐	☐	☐

Signature _____________________________ Signature _____________________________ Date ________________
Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign.
• See other side for important information •

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on August 8, 2005.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/ucl-empsp	OR	Telephone 1-866-540-5760	OR	Mail
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

View Unocal’s Proxy Statement on the World Wide Web:
http://www.unocal.com/specialproxy

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

TO: MEMBERS OF THE UNOCAL SAVINGS PLAN

Your voting instructions are solicited on behalf of the Board of Directors of Unocal Corporation for the Special Meeting of Stockholders to be held on August 10, 2005. The shares in your account will be voted as directed, subject to the fiduciary duties of an independent fiduciary that will be hired by Unocal to oversee such voting. IN THE ABSENCE OF SUCH DIRECTION, THE TRUSTEE OF THE UNOCAL SAVINGS PLAN WILL VOTE THE SHARES IN THE SAME PROPORTION ON EACH ISSUE AS IT VOTES THE SHARES FOR WHICH IT RECEIVES DIRECTION, EXCEPT AS LIMITED BY LAW AND AS DIRECTED BY THE INDEPENDENT FIDUCIARY. It is understood that the Trustee will have the authority to vote or give proxy to vote on all other matters which may properly come before the meeting and at any adjournment or postponement thereof. Your voting instructions will be kept confidential by the independent voting tabulator.

Please date, sign and return this form in the enclosed envelope no later than 11:59 p.m., New York City time on August 8, 2005.

Mercer Trust Company, Trustee Unocal Savings Plan Investors Way Norwood, MA 02062

UNOCAL CORPORATION – ADMINISTRATOR FBO EMPLOYEES WITH RESTRICTED STOCK	Special Meeting of Stockholders – Voting Instructions	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2					REVISED PROXY CARD

		FOR	AGAINST	ABSTAIN	This proxy card has been revised as a result of the July 19, 2005 amendment to the Chevron merger transaction. If you have already voted, you do not need to return a new card unless you wish to change your vote. If you have not yet voted or wish to change your vote, please sign, date and return this card, or vote by internet or by telephone.
Item 1:	Approval and adoption of the Amended Agreement and Plan of Merger, dated as of April 4, 2005, and amended as of July 19, 2005, by and among Unocal Corporation, Chevron Corporation and Blue Merger Sub Inc., a wholly owned subsidiary of Chevron Corporation	☐	☐	☐

		FOR	AGAINST	ABSTAIN
Item 2:	Approval of any adjournment or postponement of the special meeting, if necessary, to solicit additional proxies	☐	☐	☐

Signature _____________________________ Signature _____________________________ Date ________________
Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign.
• See other side for important information •

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on August 9, 2005.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/ucl-emprs	OR	Telephone 1-866-540-5760	OR	Mail
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

View Unocal’s Proxy Statement on the World Wide Web:
http://www.unocal.com/specialproxy

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

TO: HOLDERS OF UNOCAL RESTRICTED STOCK

Your voting instructions are solicited on behalf of the Board of Directors of Unocal Corporation for the Special Meeting of Stockholders to be held on August 10, 2005. Your restricted stock will be voted as directed. In the absence of such direction, the Management Development and Compensation Committee of the Board of Directors will vote your restricted stock in its discretion, except as limited by law. It is understood that the Management Development and Compensation Committee will have the authority to vote or give proxy to vote on all matters which may properly come before the meeting and at any adjournment or postponement thereof. Your voting instructions will be kept confidential by the independent voting tabulator.

Unocal Corporation, Administrator Management Incentive Programs 2141 Rosecrans Ave, Suite 4000 El Segundo CA 90245

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1 and 2.

NEW ELECTION INFORMATION
July 22, 2005
Dear Unocal Stockholders:
      Thank you for your support as we work toward completing the merger between Chevron Corporation and Unocal Corporation. On July 19, 2005, Chevron and Unocal entered into an amendment to the merger agreement. That amendment has the effect of increasing the merger consideration paid to Unocal stockholders for their shares. The amended merger agreement will be considered at a special meeting of Unocal stockholders to be held on August 10, 2005. Pending receipt of stockholder approval, we presently expect that the merger will become effective in the first half of August 2005.
      Under the terms of the amended merger agreement, each Unocal stockholder has the opportunity to elect to receive, for each share of Unocal common stock that he or she owns, a combination of 0.618 of a share of Chevron common stock and $27.60 in cash (the “mixed election”), 1.03 shares of Chevron common stock (the “stock election”), or $69.00 in cash (the “cash election”).
      As before, stockholders may make the mixed election, the stock election and/or the cash election with respect to all or any number of their Unocal shares. The cash elections and stock elections of Unocal stockholders will be subject to proration to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all of the outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders.
      If you have already delivered your Election Form to the Exchange Agent to make your election under the original terms of the merger and you want your election to stay the same under the revised terms of the merger, you DO NOT need to send in an additional Election Form or take any other action. If you have already delivered your Election Form and you would like to change or revoke your election, you should either deliver the enclosed Election Form, filled out to reflect your new election, or contact the Exchange Agent at 1-866-865-6324.
      All the documents necessary to complete your election based on the revised terms of the merger are included in this package. Please review the following documents carefully:

(1)	The Election Form for making your mixed election, stock election, cash election, or a combination of mixed, stock and/or cash elections and for surrendering your Unocal stock certificate(s), which includes a Substitute Form W-9 to certify your taxpayer identification/social security number.

(2)	The Instructions for Completing the Election Form regarding the election process.

(3)	A Notice of Guaranteed Delivery to be used if none of the procedures for delivering your Unocal stock certificate(s) can be completed on a timely basis.

(4)	Frequently Asked Questions.

(5)	A Return Envelope for mailing items to the Exchange Agent, Mellon Investor Services LLC.
      Please complete the Election Form, attach the stock certificate(s) representing the Unocal shares covered by your election or a properly completed Notice of Guaranteed Delivery, and deliver these items to Mellon Investor Services LLC. This form and your stock certificate(s) or Notice of Guaranteed Delivery must be RECEIVED no later than the election deadline, which will be 5:00 p.m., Eastern Daylight Time, on August 9, 2005. In the event that the expected effective time of the merger and the election deadline change, we will announce the revised dates, in a press release, on our web sites at www.unocal.com and

NEW ELECTION INFORMATION
www.chevron.com, and in a filing with the Securities and Exchange Commission. You may also obtain up-to-date information regarding the election deadline by calling the Exchange Agent at 1-866-865-6324.
      There is a limited period of time for you to deliver your Election Form and your Unocal stock certificate(s). Therefore, we encourage you to submit your Election Form and Unocal stock certificate(s) promptly. If you do not make a valid election, you will be deemed to have made an election to receive the mixed consideration for all of your shares of Unocal common stock surrendered with the Election Form. You should note that if you elect to receive Chevron common stock, the value of the shares you receive will depend on the market value of Chevron’s common stock at the effective time of the merger. Information regarding Chevron stock prices can be obtained by calling the Exchange Agent at 1-866-865-6324 or on Chevron’s web site at www.chevron.com.
      You can find additional information on the merger, its revised terms and related transactions in the Proxy Statement/ Prospectus dated June 29, 2005 and the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005, both available through the Securities and Exchange Commission’s website at www.sec.gov, as well as in the enclosed Instructions for Completing the Election Form. The answer to Question No. 23 in the enclosed Frequently Asked Questions explains how you can obtain a copy of the Proxy Statement/ Prospectus and/or the Supplement to the Proxy Statement/ Prospectus. The information contained in the Proxy Statement/ Prospectus speaks as of June 29, 2005, and does not reflect subsequent developments. The information contained in the Supplement to the Proxy Statement/ Prospectus speaks as of July 22, 2005, and does not reflect subsequent developments. However, both documents incorporate by reference subsequent filings with the Securities and Exchange Commission by Chevron and Unocal. You should rely only on the information contained or expressly incorporated by reference in the Proxy Statement/ Prospectus and the Supplement to the Proxy Statement/ Prospectus. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in those documents.
      If you cannot locate your stock certificate(s) or should you have any questions regarding the forms or the election process, contact the Exchange Agent, Mellon Investor Services LLC at 1-866-865-6324. If you are a bank, broker or own your shares in street name, please contact MacKenzie Partners at 1-800-322-2885.

Bryan J. Pechersky	Lydia I. Beebe
Corporate Secretary	Corporate Secretary
Unocal Corporation	Chevron Corporation

2

If you have already submitted an election form, you do not need to return a new election form unless you wish to change your election.
AMENDED UNOCAL CORPORATION ELECTION FORM
Pursuant to the terms of Amendment No. 1 to the Agreement and Plan of Merger, as described and set forth in the Supplement to the Proxy Statement/Prospectus dated July 22, 2005, upon consummation of the merger each share of Unocal Corporation will be converted into the right to receive either a mix of Chevron Corporation common stock and cash, stock, or cash. As a Unocal Corporation stockholder, you are being given the opportunity to elect for each Unocal share:

•	a combination of 0.618 of a share of Chevron common stock and $27.60 in cash (the “mixed election”);
•	1.03 shares of Chevron common stock (the “all-stock election”); or
•	$69 in cash (the “all-cash election”).
Your election is subject to certain proration rules, as described in the Supplement to the Proxy Statement/Prospectus.
I/we the undersigned, surrender to you for exchange the share(s) identified below. I/we certify that I/we have complied with all requirements as stated in the instructions on the reverse side, was/were the registered holder(s) of the shares of Unocal Corporation common stock represented by the enclosed certificates, have full authority to surrender these certificate(s) and give the instructions in this Election Form and warrant that the shares represented by these certificates are free and clear of all liens, restrictions, adverse claims and encumbrances.
Please complete the back if you would like to transfer ownership or request special mailing.

1	Signature: This form must be signed by the registered holder(s) exactly as their name(s) appear(s) on the certificate(s) or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.

X

	Signature of Stockholder	Date	Daytime Telephone #

X

	Signature of Stockholder	Date	Daytime Telephone #

2	SUBSTITUTE FORM W-9

PLEASE CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER BY SIGNING BELOW.

If the Taxpayer ID Number printed above is INCORRECT OR if the space is BLANK write in the CORRECT number here.

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).
Certification instructions. You must cross out Item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature:	Date:

PLACE AN X IN ONE ELECTION BOX ONLY

3	☐	All Mixed Election	4	☐	All Stock Election Only

5	☐	All Cash Election Only	6	☐	No Election

7	☐	Combination*	Cash		Stock

			Shares		Shares
*Any remaining shares will receive the mixed election consideration.

If you cannot produce some or all of your Unocal Corporation stock certificate(s), you must obtain a lost instrument open penalty surety bond. To do so through Mellon, complete the section below. (Alternatively, you may obtain such a bond through an intermediary of your choice, as long as the insurance company that issues the bond is rated A+XV or better by A.M. Best & Company.) Please print clearly.

8.
AFFIDAVIT OF LOST, MISSING OR DESTROYED CERTIFICATE(S) AND AGREEMENT OF INDEMNITY
THIS AFFIDAVIT IS INVALID IF NOT SIGNED BELOW AND A CHECK IS NOT INCLUDED

TOTAL SHARES LOST		Taxpayer ID or Social Security Number

Please Fill in Certificate No(s). if Known	Number of Shares

Attach separate schedule if needed

By signing this form I/We swear, depose and state that: I/We am/are the lawful owner(s) of the certificate(s) hereinafter referred to as the “securities” described in the enclosed Election Form. The securities have not been endorsed, pledged, cashed, negotiated, transferred, assigned, or otherwise disposed of. I/We have made a diligent search for the securities and have been unable to find it or them and make this Affidavit for the purpose of inducing the sale, exchange, redemption, or cancellation of the securities, as outlined in the Election Form, without the surrender of the original(s), and also to request and induce Federal Insurance Company to provide suretyship for me to cover the missing securities under its Blanket Bond #8302-00-67. I/We hereby agree to surrender the securities for cancellation should I/We, at any time, find the securities.
I/We hereby agree for myself/ourselves, my/our heirs, successors, assigns and personal representatives, in consideration of the proceeds of the sale, exchange, redemption or cancellation of the securities, and the aforementioned suretyship, to indemnify, protect and hold harmless Federal Insurance Company (the Surety), Mellon Investor Services LLC, Unocal Corporation, Chevron Corporation, all their subsidiaries and any other party to the transaction, from and against any and all loss, costs, and damages including court costs and attorneys’ fees, which they may be subject to or liable for in respect to the sale, exchange, redemption, or cancellation of the securities without requiring surrender of the original securities. The rights accruing to the parties under the preceding sentence shall not be limited or abridged by their negligence, inadvertence, accident, oversight, breach or failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or may have occurred. I/We agree that this Affidavit and Indemnity Agreement is to become part of Blanket Bond #8302-00-67 underwritten by Federal Insurance Company.
Any person who, knowingly and with intent to defraud any insurance company or other person, files an application or statement of claim, containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to civil penalties as prescribed by law.

X Signed by Affiant (stockholder)	on this (date)
                                                                                           (Deponent) (Indemnitor) (Heirs Individually)                                                                                           Month                                          Day                                          Year

Social Security #	Date	Notary Public
Lost Securities Premium/Service Fee Calculation
If you have lost certificate(s) representing 100 shares or less, there is only a $25.00 service fee

1.	Enter the number of shares that are lost: --------------- × (Cash Rate) $69.00 = $ --------------- Share Value*
*If the share value exceeds $500,000, or if the shareholder is foreign or deceased, do not complete this affidavit, as it will be considered invalid. Complete only the Election Form and contact Mellon Investor Services regarding the lost certificate(s).
2.	Please Enter Share Value $ --------------- (Share Value) × (2%) or .02 = Multiply by 2% (.02) for Surety Premium.	$	Surety Premium
3.	Add $25.00 for service fee	$	Service Fee

	Total Amount Due (Add Lines 2 & 3)	$	Total Fee

Please make all checks payable to: Mellon Investor Services, 85 Challenger Rd., Ridgefield Park, NJ 07660. Any checks over $250.00 must be in the form of a certified check, cashier’s check or money order.

If you have already submitted an election form, you do not need to return a new election form unless you wish to change your election.
9
Special Transfer Instructions

If you want your Chevron Corporation common DRS Stock Distribution Statement, check for fractional shares, and/or check for cash to be issued in another name, fill in this section with the information for the new account name.	Signature Guarantee Medallion

Name (Please Print First, Middle and Last Name)	(Title of Officer Signing this Guarantee)

Address (Number and Street)	(Name of Guarantor — Please Print)

(City, State and Zip Code)	(Address of Guarantor Firm)

(Tax Identification or Social Security Number)
If the Exchange Agent has not RECEIVED an effective Election Form from a holder of shares of Unocal Corporation Common Stock at the Exchange Agent’s designated office by 5:00 p.m., Eastern Daylight Time, on or prior to August 9, 2005, such holder shall be deemed to have made no election and such holder’s shares of Unocal Corporation Common Stock shall be deemed to be No Election Shares (as defined in the Merger Agreement).
INSTRUCTIONS FOR COMPLETING THE ELECTION FORM
PLEASE NOTE: TOTAL SHARES YOU HOLD ARE LISTED ABOVE YOUR NAME AND ADDRESS (STOCK CERTIFICATE SHARES ON LEFT AND UNOCAL DIVIDEND REINVESTMENT SHARES ON RIGHT)

1	Sign, date and include your daytime telephone number in this Election Form in Box 1 and after completing all other applicable sections return this form and your stock certificates in the enclosed envelope.

2	PLEASE SIGN IN BOX 2 TO CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER if you are a U.S. Taxpayer. If the Taxpayer ID or Social Security Number is incorrect or blank, write the corrected number in Box 2 and sign to certify. Please note that Mellon Investor Services may withhold 28% of your proceeds as required by the IRS if the Taxpayer ID or Social Security Number is not certified on our records. If you are a non-U.S. Taxpayer, please complete and return form W-8BEN.

3	If you are electing to receive the mixed election for all of your Unocal shares, please check this box.

4	If you are electing to receive all stock, please check this box only.

5	If you are electing to receive all cash, please check this box only.

6	To specify no election, please check this box only.

7	If you choose the combination, you must indicate the number of shares you are electing to receive all stock and the number of shares you are electing to receive all cash. You will receive the mixed election for any remaining shares.
If you cannot locate some or all of your Unocal Corporation stock certificates, please follow the instructions provided and complete Box 8, the Affidavit of Lost, Missing or Destroyed Certificates section, on the front side of the Election Form.
If you want your Chevron common DRS Stock Distribution Statement, check for fractional shares, and/or check for cash to be issued in another name, complete the Special Transfer Instructions in Box 9. Signature(s) in Box 9 must be medallion guaranteed.
Please refer to the letter of transmittal included in your packet for additional information and instructions. If you wish to designate an allocation of the merger consideration among your Unocal shares for tax purposes, please consult your tax advisor.
HOW TO CONTACT MELLON INVESTOR SERVICES
By Telephone — 9 a.m. to 7 p.m. Eastern Daylight Time, Monday through Friday, except for bank holidays:
From within the U.S., Canada or Puerto Rico:
1-866-865-6324 (Toll Free)
From outside the U.S.:
1-201-329-8660 (Collect)
WHERE TO FORWARD YOUR ELECTION FORM

By Regular Mail: Mellon Investor Services LLC Attn: Reorganization Dept. P.O. Box 3301 South Hackensack, NJ 07606	By Overnight Courier or Registered Insured Mail: Mellon Investor Services LLC Attn: Reorganization Dept. 85 Challenger Road Mail Drop-Reorg Ridgefield Park, NJ 07660	By Hand: Mellon Investor Services LLC Attn: Reorganization Dept. 120 Broadway, 13th Floor New York, NY 10271

NEW ELECTION FORM INSTRUCTIONS
July 22, 2005
INSTRUCTIONS FOR COMPLETING THE ELECTION FORM
These instructions are for the accompanying Election Form for the registered stockholders of Unocal Corporation. All elections are subject to the Agreement and Plan of Merger (the “merger agreement”), dated April 4, 2005, by and among Unocal Corporation (“Unocal”), Chevron Corporation (“Chevron”) and Blue Merger Sub, a wholly owned subsidiary of Chevron, as amended by Amendment No. 1 (the “amendment”) on July 19, 2005 (the “amended merger agreement”). The merger agreement was furnished to stockholders as part of the Proxy Statement/ Prospectus dated June 29, 2005, and the amendment was furnished to stockholders as part of the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005. The amendment has the effect of increasing the amount of merger consideration paid to Unocal stockholders for their shares.
GENERAL INSTRUCTIONS
The Election Form is to be completed and submitted to Mellon Investor Services LLC (the “Exchange Agent”) prior to the Election Deadline indicated below by those holders of Unocal shares desiring to make an Election. It also may be used, following consummation of the merger, as a letter of transmittal to accompany the surrender of Unocal shares to be exchanged for the merger consideration by holders of Unocal shares who do not complete and submit the Election Form prior to the Election Deadline, although any such Unocal shares so surrendered will be treated as No Election Shares (as defined in the merger agreement) for all purposes of the amended merger agreement.
Until a record holder’s Unocal share certificate(s) or confirmation of a book-entry transfer of the holder’s Unocal shares into the Exchange Agent’s account at DTC is received by the Exchange Agent at one of the addresses set forth on the front of the Election Form, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive a Direct Registration System (DRS) stock distribution statement regarding such holder’s Chevron shares and/or check representing cash consideration or cash in lieu of fractional shares (if any) in exchange for the holder’s Unocal share certificate(s). No interest will accrue on any cash consideration or any cash in lieu of fractional shares.
Any holder of Unocal shares who has made an election by submitting an Election Form to the Exchange Agent may at any time prior to the Election Deadline change that holder’s election by submitting to the Exchange Agent a revised, later-dated Election Form, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any holder of Unocal shares may at any time prior to the Election Deadline revoke an election and withdraw the certificate(s) for the holder’s Unocal shares deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline. Any holder of Unocal shares who has previously made an election by submitting the prior version of the Election Form and who wishes to maintain the same election under the terms of the amended merger agreement need not send in an additional Election Form or take any other action. Any holder of Unocal shares who has previously made an election by submitting an Election Form and who wishes to change or revoke the election under the terms of the amended merger agreement may do so by sending in the enclosed Election Form reflecting the shareholder’s new election or by contacting the Exchange Agent. After the Election Deadline, a holder of Unocal shares may not change an election and may not withdraw such holder’s certificate(s) unless the merger agreement is terminated.
If the Exchange Agent, Mellon Investor Services LLC, has not RECEIVED a properly completed Election Form from a holder of shares of Unocal common stock at the Exchange Agent’s designated office by 5:00 p.m., Eastern Daylight Time, on or prior to August 9, 2005 (the “Election Deadline”), such holder shall be deemed to have made no election and such holder’s shares of Unocal common stock shall be deemed to be No Election Shares (as defined in the merger agreement).

ELECTION FORM
ABOUT YOU AND YOUR SHARES (BOX 1)
      Above Box 1 of the Election Form are the registration number of your account and the number and type of Unocal shares owned by you as reflected on the records of Unocal at the time of mailing these instructions. The total stock certificate shares are on the left and the dividend reinvestment shares are on the right above your name and address. If you cannot produce some or all of your stock certificate(s), please complete Box 8 of the Election Form or contact the Exchange Agent, Mellon Investor Services LLC, at 1-866-865-6324. Strike any incorrect address information that is printed above Box 1 of the Election Form. Clearly print the correct address in the space beside the printed information.
ELECTION OPTIONS AND REQUIRED SIGNATURES (BOXES 1-7)
      The terms of the amended merger agreement allow you to choose, subject to certain limitations, the type of consideration you receive for each of your shares. For more information, please refer to the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005 and the Proxy Statement/ Prospectus dated June 29, 2005. Regardless of the option you choose, your stock certificate(s) must be returned with the Election Form or you must complete Box 8 of the Election Form for your election to be valid.

A)	Election Options (BOXES 3-7)
Select from the following options:

Box 3.	Exchange each of your Unocal shares for a combination of $27.60 in cash and 0.618 of a share of Chevron common stock (“all-mixed election”). Check Box 3 on the Election Form if you would like to elect the mixed election for all of your Unocal shares being surrendered with this Election Form.

Box 4.	Exchange each of your Unocal shares for Chevron common stock (“all-stock election only”). Check Box 4 on the Election Form if you would like to make the all-stock election for each of your Unocal shares being surrendered with this election form. You will receive 1.03 shares of Chevron common stock for each Unocal share, subject to proration to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all of the outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. No fractional shares will be issued and you will receive a cash payment in lieu of fractional shares.

Box 5.	Exchange each of your Unocal shares for cash (“all-cash election only”). Check Box 5 on the Election Form if you would like to make the all-cash election for all of your Unocal shares being surrendered with this Election Form. You will receive $69.00 for each Unocal share you surrender, subject to proration to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all of the outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders.

Box 6.	No preference indicated as to form of consideration. Check Box 6 on the Election Form if you do not wish to indicate any preference as to the form of consideration you will receive for your Unocal shares in the merger.

Box 7.	Exchange some of your Unocal shares for all cash, some of your Unocal shares for all stock and some of your Unocal shares for a combination of cash and stock (combination). Check Box 7 if you wish to make the stock election and/or the cash election with respect to some, but not all, of your Unocal shares being surrendered with the Election Form. Indicate the number of shares for which you are electing to receive all stock and the number of shares for which you are electing to

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receive all cash in the space provided. You will receive the mixed election for any remaining shares.

B)	Required Signatures (Box 1)
All individuals listed on the account must sign the Election Form. Please be sure to include your daytime telephone number.
By your signature, you (1) acknowledge receipt of the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005 and the Proxy Statement/ Prospectus dated June 29, 2005 and agree that all elections, instructions and orders in the Election Form are subject to the terms and conditions of the amended merger agreement, the Supplement to the Proxy Statement/ Prospectus, the Proxy Statement/ Prospectus and the instructions applicable to the Election Form; (2) represent and warrant that you are, as of the date hereof, and will be, as of the effective time of the merger, the record holder of the Unocal shares represented by the share certificate(s) surrendered herewith, with good title to those common shares and full power and authority (i) to sell, assign and transfer those common shares free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and (ii) to make the election indicated on this Election Form; (3) agree that you will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of the Unocal shares represented by the share certificate(s) surrendered herewith; (4) irrevocably appoint the Exchange Agent, as your agent, to effect the exchange pursuant to the amended merger agreement and the instructions hereto; (5) authorize and instruct the Exchange Agent to deliver the certificate(s) covered hereby, and to receive on your behalf, in exchange for the Unocal shares represented by that certificate(s), any check and/or any certificate(s) for Chevron shares issuable to the undersigned; (6) authorize the Exchange Agent to follow any election and to rely upon all representations, certifications and instructions contained in the Election Form; and (7) agree that all authority conferred or agreed to be conferred in the Election Form is binding upon your successors, assigns, heirs, executors, administrators and legal representatives and is not affected by, and survives, your death or incapacity.

C)	W-9 Certification (Box 2)
Certify that the Social Security Number printed on the form is correct. Regardless of whether you have previously furnished a Taxpayer Identification Number (TIN), Social Security Number (SSN) or the certification on Form W-9 with respect to dividend payments, you must again furnish this number on the Substitute Form W-9 Certification.
If you are a trustee, executor, administrator or someone who is acting on behalf of a stockholder and your name is not printed on the Election Form, you must include your full title and send us proper evidence of your authority to exchange the shares.
VALIDITY OF SURRENDER; IRREGULARITIES
Any disputes regarding your election or the elections made by other Unocal stockholders will be resolved by the Exchange Agent (in consultation with Unocal and Chevron) and its decision will be final for all parties concerned. The Exchange Agent has the right, subject to reasonable discretion, to reject any and all Election Forms which it determines are not in proper form or to waive minor defects in any Election Form. Surrenders of stock certificate(s) will not be effective until all defects or irregularities that have not been waived by the Exchange Agent have been corrected. None of the Exchange Agent, Unocal or Chevron is under any obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing Unocal shares, nor shall the Exchange Agent, Unocal or Chevron be liable for any failure to give any such notification. Please return your Election Form promptly to allow sufficient time to correct any possible deficiencies before the Election Deadline.
LOST, MISSING OR DESTROYED CERTIFICATE(S) (BOX 8)

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Complete all of the blanks in Box 8, including Numbers 1-3. Make checks payable to Mellon Investor Services.
UNLESS THERE ARE SPECIAL TRANSFER OF PAYMENT INSTRUCTIONS OR SPECIAL DELIVERY INSTRUCTIONS, OR YOU ARE REPORTING LOST, STOLEN OR DESTROYED CERTIFICATES, YOU NEED NOT CONTINUE TO THE NEXT SECTION. HOWEVER, BEFORE YOU MAIL YOUR ELECTION FORM, MAKE SURE YOU DO THE FOLLOWING:
      a)     Verify the election you have chosen;

b)	Sign and date the Election Form and include your daytime phone number;

c)	Verify the SSN or TIN printed on the form and sign the Substitute Form W-9 certification; and

d)	Include your Unocal stock certificates, if applicable, along with the Election Form in the enclosed envelope.

e)	If you are reporting lost, stolen or destroyed certificates, please complete Box 8 or contact Mellon Investor Services at 1-866-865-6324.
SPECIAL TRANSFER INSTRUCTIONS (Box 9)
If you want your Chevron common stock registered or your check made payable in a name or names different from the name(s) printed on the Election Form, please follow the instructions below.
      First, print the name(s) and address(es) of the person(s) receiving the shares or check in the space provided under Special Transfer Instructions. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your Election Form.
Name change due to marriage or transfer of ownership to another individual:

1.	Obtain a signature guarantee for the stockholder whose name is printed on the Election Form. If it is a joint account both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.	Complete the Substitute Form W-9 in Section 2 of the Election Form by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.
Stockholder whose name is printed on the Election Form is deceased. You are the executor or administrator of the estate:

1.	Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days). If there has not been a legal representative appointed, you can apply for a Waiver of Probate by contacting Mellon Investor Services at 1-866-865-6324.

2.	Obtain a signature for the legal representative. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

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3.	Complete the Substitute Form W-9 in Section 2 of the Election Form by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.
The account is a joint account and one of the account holders is deceased. Transferring shares to the survivor only:

1.	Provide a certified (under raised seal) copy of death certificate.

2.	Provide the survivor’s signature. (Signature guarantee is not necessary in this case.)

3.	Complete the Substitute Form W-9 in Section 2 of the Election Form by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.
The account is a joint account and one of the account holders is deceased. Transferring shares to the survivor and adding a name:

1.	Provide a certified (under raised seal) copy of death certificate.

2.	The survivor and the new account holder must obtain signature guarantees. The signatures must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

3.	Complete the Substitute Form W-9 in Section 2 of the Election Form by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.
The account is a custodial account and the former minor has reached the legal age of majority:

1.	Provide a certified (under raised seal) copy of the birth certificate for the former minor, OR

2.	The former minor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Security Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

3.	Complete the Substitute Form W-9 in Section 2 of the Election Form by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.
the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.
You want to have the account registered in the name of a trust:

1.	Obtain a signature guarantee for the stockholder whose name is printed on the Election Form. If it is a joint account both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a

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member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.	Provide a copy of the first and last pages of the trust agreement.

3.	Complete the Substitute Form W-9 in Section 2 of the Election Form by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

NOTICE OF GUARANTEED DELIVERY
      If your Unocal share certificates are not immediately available or you cannot deliver your certificates and all other required documents to the Exchange Agent or cannot complete the procedure for delivery of Unocal shares by book-entry transfer into the Exchange Agent’s account at the Depository Trust Company (DTC) prior to the Election Deadline, you may deliver your Unocal shares by properly completing and duly executing a Notice of Guaranteed Delivery if (1) the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company in the United States; (2) prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Notice of Guaranteed Delivery, as provided herein, together with a properly completed and duly executed Election Form and any other documents required by the Election Form; and (3) the certificates for all the Unocal shares covered by the Notice of Guaranteed Delivery, in proper form for transfer (or confirmation of a book-entry transfer of such Unocal shares into the Exchange Agent’s account at DTC), are received by the Exchange Agent within three New York Stock Exchange trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, you will be deemed to have made no election.
      If your circumstances differ from those listed above, or if you have any other questions, please contact Mellon Investor Services at 1-866-865-6324.
DIVIDEND REINVESTMENT PLAN PARTICIPANTS
      Any reference to the term “certificate” means Unocal common shares held in certificate form. Your Unocal dividend reinvestment shares are held as book entry; therefore, you will not have any certificates to surrender. However, you are still required to complete the Election Form as explained in the Section entitled ELECTION OPTIONS AND REQUIRED SIGNATURES in the INSTRUCTIONS section of this booklet. Please note: on July 1, 2005, Unocal suspended the Unocal Dividend Reinvestment Plan and any future dividend declared by the Unocal board of directors will be paid in cash and will not be reinvested. In addition, no further optional cash payments for the purchase of additional shares will be accepted.

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DELIVERY INSTRUCTIONS
Mellon Investor Services LLC
For information (Toll Free): 1-866-865-6324
By Regular Mail
Mellon Investor Services LLC
Reorganization Department
Post Office Box 3301
South Hackensack, NJ 07606
By Registered Insured Mail or Overnight Delivery:
Mellon Investor Services LLC
Reorganization Department
85 Challenger Road
Ridgefield Park, NJ 07660
By Hand:
Mellon Investor Services LLC
Reorganization Department
120 Broadway
13th Floor
New York, NY 10271

Use this form if you are unable to deliver your
Unocal stock certificates by the election deadline.
NOTICE OF GUARANTEED DELIVERY
OF
SHARES OF COMMON STOCK
OF
UNOCAL CORPORATION
      This form must be used in connection with your election if:

(a)	the certificates for your shares of common stock of Unocal Corporation (“Unocal”) are not immediately available and time will not permit your stock certificates and other required documents to be delivered to the Exchange Agent on or before 5:00 p.m., Eastern time, on August 9, 2005 (the “Election Deadline”); or

(b)	the procedures for book-entry transfer cannot be completed before the Election Deadline.
      This form and the Election Form may be delivered by hand, mail, or facsimile transmission to Mellon Investor Services LLC, the Exchange Agent, and must be received by the Exchange Agent on or before the Election Deadline. If you have any questions regarding this form or the election materials, please call MacKenzie Partners, Inc., the Information Agent, at (800) 322-2885.
MELLON INVESTOR SERVICES LLC

By Mail:	By Hand:	By Overnight Courier:
Attn: Reorganization Dept.	Attn: Reorganization Dept	Attn: Reorganization Dept.
P.O. Box 3301	120 Broadway, 13th Floor	85 Challenger Road
South Hackensack, NJ 07606	New York, NY 10271	Ridgefield Park, NJ 07660
Mail Drop — Reorg

Facsimile Transmission (Eligible Institutions Only):	To confirm receipt of facsimile only:
(201) 296-4293	(201) 296-4860
MACKENZIE PARTNERS, INC.
From within the U.S., Canada or Puerto Rico: (800) 322-2885 (Toll Free)
Delivery of this form to an address other than as set forth above or transmission via facsimile to a number other than the one listed above does not constitute a valid delivery.
This form is not to be used to guarantee signatures. If a signature on an Election Form requires a Medallion Signature Guarantee, such Medallion Signature Guarantee must appear in the applicable space provided on the Election Form.

Ladies and Gentlemen:
          The undersigned hereby surrenders to Mellon Investor Services LLC, as the Exchange Agent, upon the terms and subject to the conditions set forth in the Supplement to the Proxy Statement/ Prospectus dated July 19, 2005, the Proxy Statement/ Prospectus dated June 29, 2005 and the related Election Form, receipt of which are hereby acknowledged, the number of shares of common stock of UNOCAL CORPORATION specified below pursuant to the guaranteed delivery procedure set forth below.

Certificate No. Number of	Shares Represented by Each Certificate

☐	Check here if Unocal shares will be delivered via book-entry transfer to the Exchange Agent’s account at the Depository Trust Company (DTC).
(Firm — Please Print)

(Authorized Signature)

(Address)

(Daytime Area Code and Telephone Number)

(Dated) ________________________________________________________________________________, 2005
GUARANTEE
           The undersigned (check applicable box),
           ☐           a member firm of a registered national securities exchange,
           ☐           a member of the National Association of Securities Dealers, Inc., or

☐	a commercial bank or trust company having an office, branch, or agency in the United States, hereby guarantees to deliver to the Exchange Agent certificates representing the shares tendered hereby, in proper form for transfer (or surrender shares pursuant to the procedure for book-entry transfer into the Exchange Agent’s account at DTC), together with (i) a properly completed and duly executed Election Form (or facsimile thereof) with any required signature guarantees, and (ii) any other required documents, within three business days after the Election Deadline of August 9, 2005 at 5:00 p.m., Eastern time.

Name of Firm:
(authorized signature)

Address:	Name:

Title:

City State Zip Code

Area Code and Tel. No.:	Dated: ------------------------------------ , 2005

NEW ELECTION INFORMATION
July 22, 2005
Chevron Corporation/ Unocal Corporation Merger
Frequently Asked Questions
1.     Why am I getting another Election Form in the mail?
On July 19, 2005, Chevron and Unocal entered into an amendment to the Agreement and Plan of Merger, originally entered into by the companies on April 4, 2005. Pursuant to this amendment, the amount of consideration that each Unocal stockholder will receive in the event the merger is approved by the Unocal stockholders was increased. Because of this change in the proposed merger consideration, Unocal stockholders are being given the opportunity to elect the form of consideration they will receive, or to change a previous election, under the terms of the amended merger agreement in the event the merger is approved by the Unocal stockholders.
2.     Where can I find out more about the amended merger agreement and the change in the proposed merger consideration?
The amendment to the merger agreement was furnished to stockholders as part of the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005. The original merger agreement was furnished to stockholders as part of the Proxy Statement/ Prospectus dated June 29, 2005.
3.     Has the expected date of the completion of the merger changed?
No.
The companies still expect that the merger will become effective in the first half of August 2005. The amended merger will be considered at a special meeting of Unocal stockholders to be held on August 10, 2005. Based on this timetable, the election deadline for Unocal stockholders will be 5:00 p.m., Eastern Daylight Time, August 9, 2005. If the expected effective time of the merger and the election deadline change, Chevron and Unocal will provide information regarding the revised dates in a press release, on their websites at www.chevron.com and www.unocal.com and in a filing with the Securities and Exchange Commission. You may also obtain up-to-date information regarding the election deadline by calling Mellon Investor Services LLC at 1-866-865-6324 or MacKenzie Partners at 1-800-322-2885.
4.     Under the terms of the amended merger agreement, what will I receive in exchange for my Unocal shares upon completion of the merger?
You have the opportunity to elect to receive, for each share of Unocal common stock that you own:

•	a combination of 0.618 of a share of Chevron common stock and $27.60 in cash (a “mixed election”);

•	1.03 shares of Chevron common stock (subject to proration in certain circumstances) (a “stock election”); or

•	$69.00 in cash (subject to proration in certain circumstances) (a “cash election”).
5.     What if I have already returned the first Election Form mailed to me based on the terms of the initial merger agreement?
If you have previously made an election by submitting the prior version of the Election Form and you wish to maintain the same election under the terms of the amended merger agreement, you do not need to send in a new Election Form or take any other action. If you have already returned your Election Form and you want to change the election made, return the additional Election Form with your new election. The new Election Form will replace the Election Form you originally submitted. For example, if you have already submitted an election form and elected all cash on the previous election form for $65.00 per share and you do not submit a new election form then you will be deemed to have made an election at $69.00 per share. If you have already returned your Election Form and you want to revoke your election altogether, contact the Exchange Agent,

Mellon Investor Services LLC, at 1-866-865-6324. If you are a bank, broker or hold your shares in street name, you should call MacKenzie Partners at 1-800-322-2885.
6.     Do I have to make the same election with respect to all of the Unocal shares that I own?
No.
You may specify the number of Unocal shares with respect to which you want to make a stock and/or cash election in the spaces provided in Box 7 on the Election Form, in which case the balance of your Unocal shares, if any, will receive the mixed consideration.
7.     Will I receive any fractional shares?
No.
No fractional shares of Chevron common stock will be delivered in the merger. Instead, you will be entitled to receive cash, without interest, for any fractional share of Chevron common stock you might otherwise have been entitled to receive, based on a portion of the proceeds from the sale of all fractional shares in the market by the Exchange Agent.
8.     How do I make an election if I hold my shares through a broker or other nominee?
If you hold your shares through a broker or other nominee, they must make an election for your shares on your behalf in accordance with your instructions. Please instruct them how to exchange your shares by completing the election instructions you will receive from them. Please contact your broker with any questions.
9.     When is my Election Form due?
Your Election Form and your Unocal stock certificate(s) must be RECEIVED by the Exchange Agent, Mellon Investor Services LLC, by the election deadline, which is 5:00 p.m., Eastern Daylight Time, August 9, 2005. If you hold your shares through a broker or other nominee, you must return your election instructions to them in time for them to respond by the election deadline. Please refer to the instructions provided by your broker or other nominee.
10.     Am I guaranteed to receive the Chevron common stock or cash I ask for on the Election Form?
No.
If the result of the elections by all Unocal stockholders would require an amount greater than the product of $27.60 and the total number of outstanding Unocal shares to be paid in cash, you will not receive $69.00 in cash for each share of Unocal common stock with respect to which you have made a cash election, but instead will receive a mix of stock and cash calculated to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. In all cases, you will receive at least $27.60 for each of your shares with respect to which you make a cash election. Similarly, if the result of the elections by all Unocal stockholders would require a number of shares of Chevron common stock greater than the product of 0.618 and the total number of total outstanding Unocal shares to be converted into Chevron shares, you will not receive 1.03 shares of Chevron common stock for each share of Unocal common stock, but instead will receive a mix of stock and cash calculated to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. In all cases, you will receive at least 0.618 of a share of Chevron common stock for each of your shares with respect to which you make a stock election.
Thus, even if you make a valid election, you may not receive exactly the form of consideration that you request. The proration rules referenced in this paragraph are explained in detail under the caption “The Merger Agreement — Merger Consideration” beginning on page 56 of the Proxy Statement/Prospectus, dated June 29, 2005, previously delivered to you.

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11.     What happens if I do not make an election, indicate more than one election choice on the same Election Form or miss the election deadline?
If you do not make an election, indicate more than one election choice on the same Election Form or miss the election deadline, you will be deemed to have indicated no election as to the form of consideration that you will receive in the merger, and you will receive the mixed consideration, consisting of 0.618 of a share of Chevron common stock and $27.60 in cash, for each share of Unocal common stock that you surrender.
12.     I have received more than one set of identical Election Materials labeled “New Election Information — July 22, 2005” in connection with my election. Do I need to complete them all?
Yes. If you received more than one set of identical Election Materials labeled “New Election Information — July 22, 2005”, this indicates that you own stock in more than one manner or you own stock in more than one name. For example, you may have shares registered directly with Unocal; you may own Unocal shares through a third party, such as a broker or the administrator of Unocal’s Dividend Reinvestment Plan; or you may own shares in both single name and joint name. Each set of Election Materials you receive is specific to the manner in which you hold your Unocal shares. Failure to complete one of the Election Forms means that no election will be made with respect to the shares to which that Election Form applies.
13.     What are the tax consequences associated with each of the election options?
Different tax consequences may be associated with each of the election options. The tax consequences to you of the merger will depend on the facts of your own situation. Therefore, you should consult your tax advisor for a full understanding of the tax consequences to you of exchanging your Unocal shares for Chevron shares, cash, or a combination of Chevron shares and cash. You can also refer to the general description of tax consequences under the caption, “The Merger-Material Federal Income Tax Consequences of the Merger” in the Proxy Statement/ Prospectus, dated June 29, 2005.
14.     Will Unocal stock continue to trade until the effective time of the merger?
Yes. Unocal stock will continue to trade on the NYSE during the election period and until the effective time of the merger. However, after your shares are sent to the Exchange Agent, you will not be able to trade them.
15.     What will I receive as future dividends if I elect to receive Chevron common stock?
Your Chevron shares will be eligible for any Chevron dividends that are declared by the Chevron Board of Directors with a record date after the effective date of the merger. The current Chevron dividend is $0.45 per share on a quarterly basis, paid on or about the 10th day of March, June, September and December.
It is important to note that if you are entitled to receive Chevron shares in the merger, you will not receive any Chevron dividends to which you are entitled until your Unocal stock certificates are delivered to the Exchange Agent for exchange.
16.     How long will it take to receive cash or Chevron shares after the effective date of the merger?
If the Exchange Agent receives a valid Election Form and your Unocal stock certificate(s) by the Election Deadline, the cash and/or Chevron shares to which you are entitled will be mailed within ten business days after the effective date of the merger. If the Exchange Agent receives your Unocal stock certificate(s) after the Election Deadline, you will receive the cash and/or Chevron shares as soon as practicable from the Exchange Agent.
Chevron shares will be issued via a Direct Registration System®(DRS) stock distribution statement. You will not receive a stock certificate.
17.     What if I have lost my Unocal stock certificate(s)?
You should complete Box 8 of the Election Form and pay the total fee indicated therein or contact Mellon Investor Services LLC at 1-866-865-6324.
18.     What if my address has changed?
You should either correct your address on the Election Form or submit your new address in writing with the Election Form.

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19.     Should I insure the Unocal stock certificate(s) I mail for exchange?
We suggest that you return your Unocal stock certificate(s) by registered mail and insure the certificate(s) for two percent of the value of the shares. If you choose to send your certificates by registered insured mail or overnight delivery, do not use the addressed envelope included with this mailing. Please send them to the following address:
Mellon Investor Services LLC
Reorganization Department
85 Challenger Road
Ridgefield Park, NJ 07660
20.     Should I sign my Unocal stock certificate(s) before returning them?
No. Your completed and signed Election Form will replace the necessity to sign your stock certificate(s).
21.     What happens to my shares held in the Unocal Dividend Reinvestment Plan?
The election you make on your Election Form applies to all of your Unocal shares, including shares held in your Dividend Reinvestment Plan account. Therefore, subject to the proration procedures described in Answer 10 above, you will receive a combination of Chevron common stock and cash, Chevron common stock or cash in accordance with your election.
22.     What is the trading symbol for Chevron common stock?
Chevron common stock is listed on the New York Stock Exchange and the trading symbol is “CVX.”
23.     What if I have lost or misplaced my copy of either the Supplement to the Proxy Statement/Prospectus dated July 22, 2005 or the Proxy Statement/Prospectus dated June 29, 2005?
In making your election to receive the mixed consideration, shares of Chevron common stock or cash for your shares of Unocal common stock, you should refer to the information included in the Supplement to the Proxy Statement/Prospectus dated July 22, 2005, mailed in connection with the amendment to the merger agreement dated July 19, 2005 and the special meeting of stockholders of Unocal to be held on August 10, 2005. For other information regarding the merger, you should additionally refer to the information included in the Proxy Statement/Prospectus dated June 29, 2005. Both documents are available through the Securities and Exchange Commission’s website at www.sec.gov. If you have lost or misplaced your copy of either the Supplement to the Proxy Statement/Prospectus or the Proxy Statement/Prospectus, you may obtain additional copies by contacting: MacKenzie Partners at (800) 322-2885, Unocal Corporation at (800) 252-2233 or Chevron Corporation at (925) 842-1000.
24.     After the merger, if I receive Chevron common stock will I be automatically enrolled in Chevron’s Dividend Reinvestment Plan?
No. Shortly after the merger, you will receive information about enrolling in Chevron’s Dividend Reinvestment and Stock Purchase Plan from Chevron’s Transfer Agent, Mellon Investor Services LLC. At that time, you may enroll in the plan by mail or online.
25.     Whom do I call if I have additional questions or need more information?
      You may contact the Exchange Agent, Mellon Investor Services LLC, at 1-866-865-6324, or if you are a bank, broker or own your shares in street name, contact MacKenzie Partners at 1-800-322-2885.

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NEW ELECTION INFORMATION
(Plans)
July 22, 2005

To:	Participants, Beneficiaries, and Alternate Payees in the Unocal Savings Plan

Re:	Amendment to the Merger Agreement Between Unocal Corporation and Chevron Corporation — Directing the Trustee with Respect to Electing the Form of Merger Consideration You Wish to Receive in Exchange for the Shares of Unocal Corporation Common Stock Allocated to Your Account in the Plan.
Dear Participant, Beneficiary, or Alternate Payee:
      As we previously notified you in a letter dated July 1, 2005, our records show that you are either a participant, beneficiary or alternate payee in the Unocal Savings Plan (the “Plan”), and this letter will describe your rights as such in connection with the amendment to the merger agreement between Unocal Corporation (“Unocal”) and Chevron Corporation (“Chevron”). On July 19, 2005, Unocal and Chevron amended the merger agreement to increase the merger consideration each Unocal stockholder will receive in the event the merger is approved by Unocal stockholders. At a special meeting of the stockholders of Unocal, to be held on August 10, 2005 (the “Special Meeting”), holders of Unocal common stock (“Unocal Common Stock”) will be asked to approve the amended merger agreement, pursuant to which Unocal will merge into a wholly owned subsidiary of Chevron (the “Merger”).
      If you have previously made an election regarding merger consideration by submitting the prior version of the Election Form and you wish to maintain the same election under the terms of the amended merger agreement, you need not send in an additional Election Form or take any other action. If you have previously made an election by submitting an election form and you wish to change or revoke the election under the terms of the amended merger agreement, you may do so by sending in the enclosed Election Form reflecting your new election or by contacting the Exchange Agent.
      The Plan holds shares of Unocal Common Stock in trust for the benefit of the Plan’s participants, beneficiaries, and alternate payees, and as such, is a stockholder of Unocal entitled to vote at the Special Meeting. The shares of Unocal Common Stock that are held in the Plan are held in the name of the Trust for the Plan and are allocated to participants’ accounts. Mercer Trust Company serves as the directed trustee (“Trustee”) of the Plan and holds legal title, on behalf of the Plan, to the Unocal Common Stock allocated to the individual accounts of Plan participants, beneficiaries, and alternate payees. In connection with the Merger, an independent fiduciary has been hired by Unocal to oversee the voting and election instructions with respect to Unocal Common Stock in Plan participants’ accounts (the “Independent Fiduciary”). To the extent that your directions (or failure to provide direction) regarding the form of merger consideration to be elected are inconsistent with the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Trustee or the Independent Fiduciary, as applicable, may determine not to follow your directions and may implement an election that is deemed more prudent under the circumstances in light of ERISA fiduciary requirements.
      You have already separately received or will be receiving a Proxy Statement/Prospectus dated June 29, 2005 (the “Proxy Statement/Prospectus”), a Supplement to the Proxy Statement/Prospectus dated July 22, 2005, and a Voting Instruction Form for you to complete, instructing the Trustee on how to vote the shares of Unocal Common Stock allocated to your individual account under the Plan on the proposals to be considered at the Special Meeting. Under the terms of the Plan, you, as a participant, beneficiary, or alternate payee in the Plan, may also direct the Trustee to elect the form of merger consideration that will be received in exchange for the shares of Unocal Common Stock allocated to your individual account, subject to the proration and other restrictions in the merger agreement, if the merger is consummated.

      This letter and the materials accompanying this letter provide additional information on (1) the proposed merger, (2) directing the Trustee with respect to electing the form of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your individual account if the merger is consummated, and (3) the circumstances under which the allocation provisions under the merger agreement and ERISA may cause you to be allocated merger consideration different from the election contained in your directions to the Trustee. The information in this letter is subject to the more extensive discussion in the Proxy Statement/Prospectus and the Supplement thereto. If there is any conflict between this letter and the Proxy Statement/ Prospectus and/or the Supplement thereto, the Proxy Statement/Prospectus and the Supplement shall control. If you have questions regarding the administrative procedures that cover electing your preferred form of merger consideration after reading this letter and the enclosed materials, you may contact the Exchange Agent, Mellon Investor Services LLC, at 1-866-865-6324.
MERGER MATERIALS
      In connection with the proposed merger, you, as a participant, beneficiary, or alternate payee in the Plan, will be receiving or have already received the following materials in addition to this letter:

(1)	A copy of the Proxy Statement/Prospectus and the Supplement to the Proxy Statement/ Prospectus; and

(2)	A new Election Form for you to complete, instructing the Trustee on the type of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your individual account if the merger is consummated.
      The foregoing items are referred to in this letter as the “Merger Materials.”
      You are encouraged to carefully review the Merger Materials before deciding how to direct the Trustee on electing the type of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your individual account if the merger is consummated.

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ELECTION OF MERGER CONSIDERATION FOR PLAN SHARES
      Forms of Merger Consideration. Under the amended merger agreement, you, as a participant, beneficiary, or alternate payee in the Plan, are entitled to instruct the Trustee to elect the type of merger consideration you wish to have allocated to your individual account under the Plan in exchange for the shares of Unocal Common Stock credited to your individual account under the Plan. An Election Form has been included as part of the Merger Materials for this purpose. The Election options are:

1.	Exchange each share of Unocal Common Stock credited to your individual account under the Plan for a combination of $27.60 in cash and 0.618 of a share of Chevron common stock (“all mixed election”). Check Box 3 on the Election Form if you would like to elect the mixed election. If you make an all mixed election with respect to the shares of Unocal Common Stock credited to your individual account under the Plan, your individual account under the Plan will be credited a combination of 0.618 of a share of Chevron common stock (“Chevron Common Stock”) and $27.60 in cash for each share of Unocal Common Stock credited to your individual account under the Plan. Although no fractional shares will be issued in the merger, the Plan will engage in an aggregated transaction for all Plan participants and accordingly will credit fractional shares to your individual account under the Plan. The cash allocated to your individual account as merger consideration will be reinvested in the Plan’s money market account or equivalent account.

2.	Exchange each share of Unocal Common Stock credited to your individual account under the Plan for Chevron Common Stock (“all-stock election only”). Check Box 4 on the Election Form if you would like to make the all-stock election. If you make the all-stock election, your individual account under the Plan will be credited 1.03 shares of Chevron Common Stock for each share of Unocal Common Stock credited to your individual account under the Plan, subject to proration to preserve an overall mix of 0.618 of a share of Chevron Common Stock and $27.60 in cash for all of the outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. For a more detailed description, see the Proxy Statement-Prospectus, as amended by the Supplement to the Proxy Statement/ Prospectus. Although no fractional shares will be issued in the merger, the Plan will engage in an aggregated transaction for all Plan participants and accordingly will credit fractional shares to your individual account under the Plan. Any cash allocated to your individual account as merger consideration will be reinvested in the Plan’s money market or equivalent account.

3.	Exchange each share of Unocal Common Stock credited to your individual account for cash (“all-cash election only”). Check Box 5 on the Election Form if you would like to make the all-cash election. If you make the all-cash election, your individual account under the Plan will be credited $69.00 without interest for each share of Unocal Common Stock credited to your individual account under the Plan, subject to proration to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all of the outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. The cash allocated to your individual account as merger consideration will be reinvested in the Plan’s money market account or equivalent account.

4.	No preference indicated as to form of consideration. Check Box 6 on the Election Form if you do not wish to indicate any preference as to the form of consideration you will receive for the shares of Unocal Common Stock credited to your individual account. If you check Box 6 on the Election Form, or if you do not timely return a completed Election Form, you will be deemed to have elected to receive all mixed election merger consideration described in Section 1 above.

5.	Exchange a percentage of the shares of Unocal Common Stock credited to your individual account under the Plan for all-cash, a percentage of the shares of Unocal Common Stock credited to your individual account under the Plan for all-stock and a percentage of the shares of Unocal Common Stock credited to your individual account under the Plan for a combination of cash and stock (“combination”). Check Box 7 if you wish to make the stock election and/or the cash election with respect to some, but not all, of the shares of Unocal Common Stock credited to your individual

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account under the Plan. Indicate the percentage of shares for which you are electing to receive all stock and/or all cash in the space provided. You will receive the mixed election for any remaining shares.

      The material United States Federal income tax consequences of the merger with respect to shares of Unocal Common Stock generally are summarized on pages 34-36 of the Proxy Statement/ Prospectus; however, you should consult your personal tax advisor concerning the tax consequences of your directions to the Trustee regarding the form of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your individual account under the Plan.
      Circumstances Under Which Your Directions Regarding the Form of Merger Consideration May Not Be Followed. Your directions regarding the form of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your individual account are subject to (1) the terms, conditions, and limitations set forth in (a) the Proxy Statement-Prospectus, (b) the merger agreement included as Annex A to the Proxy Statement/ Prospectus, (c) the Supplement to the Proxy Statement/ Prospectus, including the amendment to the merger agreement, and (d) the Instructions set forth on the reverse side of the Election Form and (2) the requirements of ERISA.
      Specifically, your directions regarding your preferred form of merger consideration may not be followed to the extent required to (1) satisfy the proration procedures set forth in the merger agreement and (2) comply with the fiduciary requirements of ERISA.
      Elections Must Comply With the Proration Procedures Under the Merger Agreement. Because the amended merger agreement generally provides that the Unocal Common Stock outstanding at the closing will be converted to preserve an overall mix of 0.618 of a share of Chevron Common Stock and $27.60 in cash for all outstanding shares of Unocal Common Stock taken together, a Unocal stockholder may actually receive a combination of cash and shares of Chevron Common Stock for his, her or its Unocal Common Stock that is different than what such stockholder elected depending on the elections made by other Unocal stockholders. All elections will be subject to the allocation and proration procedures described in the merger agreement.
      If shareholders owning more than the applicable percentage of the outstanding shares of Unocal Common Stock necessary to preserve the overall mix described above elect to receive cash, the number of shares of Unocal Common Stock that will be exchanged for cash will be reduced on a pro rata basis. Similarly, if shareholders owning more than applicable percentage of the outstanding shares of Unocal Common Stock necessary to preserve the overall mix described above elect to receive shares of Chevron Common Stock, the number of shares of Unocal Common Stock that will be exchanged for shares of Chevron Common Stock will be reduced on a pro rata basis.
      Elections Must Comply With ERISA’s Fiduciary Requirements. The Plan is governed by ERISA. Accordingly, your directions regarding the form of merger consideration to be elected in exchange for the shares of Unocal Common Stock allocated to your individual account under the Plan are subject to the requirements of ERISA. To the extent that your directions (or failure to provide direction) regarding the form of merger consideration to be elected are inconsistent with the requirements of ERISA, the Independent Fiduciary may determine not to follow your directions and may implement an election that is deemed more prudent under the circumstances in light of ERISA fiduciary requirements.
      If you wish to instruct the Trustee with respect to electing the type of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your Plan individual account, you must complete, sign, date, and return an Election Form to Mellon Investor Services LLC as tabulating agent for the Trustee in the enclosed envelope by 11:59 p.m. Eastern Daylight Time on August 5, 2005. If you do not timely return a completed Election Form, the shares of Unocal Common Stock allocated to your Plan individual account will be treated as though you had made no election.

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      Procedures have been established to maintain the confidentiality of your vote and your election. Your Election Form and any other communications you have with Mellon Investor Services LLC, the Trustee and the Independent Fiduciary will be held in confidence by the Trustee and the Independent Fiduciary and will not be released or divulged to anyone, except as required by law. Your election of merger consideration will not be disclosed to Unocal, Chevron or any of their respective affiliates.
      Your decision is important. You are encouraged to carefully review the Merger Materials and to return your completed Election Form in a timely manner.
DELIVERY INSTRUCTIONS
Mellon Investor Services LLC
For information (Toll Free): 1-866-865-6324

By Regular Mail:	By Hand:	By Registered Insured Mail
Mellon Investor Services LLC	Mellon Investor Services LLC	or Overnight Delivery:
Reorganization Department	Reorganization Department	Mellon Investor Services LLC
Post Office Box 3301	120 Broadway	Reorganization Department
South Hackensack, NJ 07606	13th Floor	85 Challenger Road
	New York, NY 10271	Ridgefield Park, NJ 07660

5

AMENDED UNOCAL SAVINGS PLAN ELECTION FORM	(PLANS)

Pursuant to the terms of Amendment No. 1 to the Agreement and Plan of Merger, as described and set forth in the Supplement to the Proxy Statement/Prospectus dated July 22, 2005, upon consummation of the merger each share of Unocal Corporation Common Stock will be converted into the right to receive either a mix of Chevron Corporation common stock and cash, stock, or cash. As a Unocal Corporation stockholder you are being given the opportunity to elect for each Unocal share:
•	a combination of 0.618 of a share of Chevron common stock and $27.60 in cash (the “mixed election”);

•	1.03 shares of Chevron common stock (the “all-stock election”); or

•	$69 in cash (the “all-cash election”).
Your election is subject to certain proration rules, as described in the Supplement to the Proxy Statement/Prospectus and the Proxy Statement/Prospectus.
The undersigned authorizes and directs Mercer Trust Company, as the directed trustee of the Plan, to elect the form of merger consideration the undersigned wishes to have allocated to the undersigned’s individual account(s) in exchange for the shares of Unocal Corporation Common Stock allocated to the undersigned’s individual account(s) under the Plan. The undersigned has read and understood the letter of instruction accompanying this election form.

(1) Signature:

X

Signature of Participant	Date	Daytime Telephone #

(2)	SUBSTITUTE FORM W-9

PLEASE CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER BY SIGNING BELOW.

If the Taxpayer ID Number printed above is INCORRECT OR if the space is BLANK write in the CORRECT number here.

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature:	Date:

PLACE AN☒ IN ONE ELECTION BOX ONLY

(3) ☐ All Mixed Election	(4) ☐ All Stock Election Only

(5) ☐ All Cash Election Only	(6) ☐ No Election

(7) ☐ Combination*	Cash	%	Stock	%
		Shares		Shares
*Any remaining shares will receive the mixed election consideration. You will receive the mixed election consideration if you check Box 7 but do not indicate a percentage.

If Mellon Investor Services, the tabulating agent for the Trustee, has not RECEIVED an effective Election Form from a participant at the Mellon’s designated office by 11:59 p.m., Eastern Daylight Time, on or prior to August 5, 2005, such participant shall be deemed to have made no election and such participant’s shares of Unocal Corporation Common Stock under the Plan shall be deemed to be No Election Shares (as defined in the Merger Agreement).
INSTRUCTIONS FOR COMPLETING THE ELECTION FORM
(1)	Sign, date and include your daytime telephone number in this Election Form in Box 1 and after completing all other applicable sections return this form in the enclosed envelope.

(2)	PLEASE SIGN IN BOX 2 TO CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER if you are a U.S. Taxpayer. If the Taxpayer ID or Social Security Number is incorrect or blank, write the corrected number in Box 2 and sign to certify.

(3)	If you are electing to receive the all mixed election for all of your Unocal shares, please check this box.

(4)	If you are electing to receive all stock, please check this box only.

(5)	If you are electing to receive all cash, please check this box only.

(6)	To specify no election, please check this box only.

(7)	If you choose the combination, you must indicate the percentage of shares for which you are electing to receive all stock and the percentage of shares for which you are electing to receive all cash. You will receive the mixed election consideration for any remaining shares.
HOW TO CONTACT MELLON INVESTOR SERVICES
By Telephone – 9 a.m. to 7 p.m. Eastern Daylight Time, Monday through Friday, except for bank holidays:
From within the U.S., Canada or Puerto Rico:
          1-866-865-6324 (Toll Free)
From outside the U.S.:
           1-201-329-8660 (Collect)
WHERE TO FORWARD YOUR ELECTION FORM

By Regular Mail:
Mellon Investor Services LLC
Attn: Reorganization Dept.
P.O. Box 3301
South Hackensack, NJ 07606
By Overnight Courier or
Registered Insured Mail:
Mellon Investor Services LLC
Attn: Reorganization Dept.
85 Challenger Road
Mail Drop–Reorg
Ridgefield Park, NJ 07660
By Hand:
Mellon Investor Services LLC
Attn: Reorganization Dept.
120 Broadway, 13th Floor
New York, NY 10271

UNOCAL SAVINGS PLAN
ELECTION FORM (REVERSE SIDE)
INSTRUCTIONS
A.	SPECIAL CONDITIONS.

1.	Time in Which to Elect. To be effective, an Election on this form must be properly completed, signed, dated, and returned to Mellon Investor Services, the tabulating agent for the Trustees, in the enclosed envelope, and must be received by Mellon no later than 11:59 p.m., Eastern Daylight Time, on August 5, 2005. Subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the merger consideration for shares of Unocal common stock held in the account(s) of Plan participants, beneficiaries, and alternate payees whose Election Forms are not so received (whether due to the Election Form being received late, not being received at all, or not being properly completed) will be calculated as if the participant, beneficiary or alternate payee made an all mixed election.

2.	Change or Revocation of Election. An Election may be changed or revoked by giving written notice to Mellon Investor Services, the tabulating agent for the Trustee. All Elections will be irrevocable after 11:59 p.m., Eastern Daylight Time, on August 5, 2005.

3.	Nullification of Election. All Election Forms will be void and of no effect if the merger is not consummated.

4.	ERISA. An Election is subject to the requirements of ERISA.

B.	PRORATION PROCEDURES.

It is understood that this Election is subject to the terms, conditions and limitations set forth in the merger agreement and this Election Form. In particular, all Elections are subject to the limitation that the Unocal common stock outstanding at the closing will be converted to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all outstanding shares of Unocal common stock taken together. Chevron cannot, therefore, ensure that all Unocal stockholders will receive their election preferences. Any adjustments to the elections will be made in accordance with the allocation and proration procedures set forth in the merger agreement that is attached as Annex A to the Proxy Statement-Prospectus dated June 29, 2005 and described under “The Merger Agreement — Merger Consideration” in the Proxy Statement-Prospectus, as amended. The undersigned acknowledges receipt, prior to execution of the Election Form, of the Proxy Statement-Prospectus and the Supplement to the Proxy Statement/Prospectus dated July 22, 2005.

C.	GENERAL.

1.	Execution and Delivery Instructions. This Election Form must be properly completed, signed, dated, and returned to Mellon Investor Services, in the enclosed envelope so that it will be received no later than 11:59 p.m., Eastern Daylight Time, on August 5, 2005. This Election Form may also be sent to Mellon by overnight mail (at the Plan participant’s, beneficiary’s, or alternate payee’s expense) to the following address:
Mellon Investor Services LLC.
Attn: Reorganization Dept
85 Challenger Rd
Mail Drop - Reorg
Ridgefield Park, NJ 07660
2.	Multiple Elections Not Allowed. A Plan participant, beneficiary, or alternate payee must make a single Election for all shares of Unocal common stock allocated to his or her individual account(s) under the Unocal Savings Plan.

3.	Tax Consequences. Since individual circumstances may differ, a Plan participant, beneficiary, or alternate payee should consult his or her personal tax advisor to determine the tax consequences of the form of merger consideration, including the effect of foreign, federal, state, local or other tax laws.

4.	Miscellaneous. All questions with respect to this Election Form and the Elections (including, without limitations, questions relating to the timeliness or effectiveness of any Election and computations as to proration) will be determined by a Plan fiduciary, which determinations shall be conclusive and binding.
IMPORTANT: In the event that the number of shares of Unocal Common Stock to be exchanged for either cash or Chevron Common Stock exceed the limitations set forth in the merger agreement, as described in the Proxy Statement-Prospectus, the shares of Unocal Common Stock as to which Elections have been made to receive the form of consideration which is over-subscribed will be reduced to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all of the outstanding shares of Unocal Common Stock taken together, after taking into account all of the elections made by all of the Unocal stockholders, as further described in the Proxy Statement-Prospectus. In addition, an Election is subject to the requirements of ERISA. Also, any cash allocated to your individual account as merger consideration will initially be reinvested in the Plan’s money market account or similar account.

NEW ELECTION INFORMATION
July 22, 2005
(Plans)
Chevron Corporation/ Unocal Corporation Merger
Frequently Asked Questions
1.     Why am I getting another Election Form in the mail?
      On July 19, 2005, Chevron and Unocal entered into an amendment to the Agreement and Plan of Merger, originally entered into by the companies on April 4, 2005. This amendment has the effect of increasing the merger consideration paid to Unocal stockholders for their shares. Because of this change in the proposed merger consideration, Unocal stockholders are being given the opportunity to elect the form of consideration they will receive, or to change the previous election, under the amended terms of the merger agreement.

2.	Where can I find out more about the amended merger agreement and the change in the proposed merger consideration?
      The amendment to the merger agreement was furnished as part of the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005. The original merger agreement was furnished as part of the Proxy Statement/Prospectus dated June 29, 2005.
3.     Has the expected date of the completion of the merger changed?
      No.
      The companies still expect that the merger will become effective in the first half of August 2005. The amended merger will be considered at a special meeting of Unocal stockholders to be held on August 10, 2005. Based on this timetable, the election deadline for Unocal stockholders will be 5:00 p.m., Eastern Daylight Time, August 9, 2005. If the expected effective time of the merger and the election deadline change, Chevron and Unocal will provide information regarding the revised dates in a press release, on their websites at www.chevron.com and www.unocal.com and in a filing with the Securities and Exchange Commission. You may also obtain up-to-date information regarding the election deadline by calling Mellon Investor Services LLC at 1-866-865-6324 or MacKenzie Partners at 1-800-322-2885.

4.	Under the terms of the amended merger agreement, what type of merger consideration may I elect to have allocated to my individual account under the Plan?
      You have the opportunity to elect to have allocated to your individual account under the Plan, for each share of Unocal common stock that is credited to your individual account, either:

•	a combination of $27.60 cash and 0.618 of a share of Chevron common stock (subject to proration in certain circumstance) (a “all mixed election”);

•	1.03 shares of Chevron Corporation stock (subject to proration in certain circumstance) (an “all stock election”); or

•	$69.00 in cash (subject to proration in certain circumstances) (an “all cash election”).
      These elections are described in detail in the accompanying letter of transmittal. Also, see Q&A 8, below, on when an election may be changed.

5.     Will I receive any fractional shares?
      Yes.
      Although no fractional shares of Chevron stock will be delivered in the merger, the Plan will engage in an aggregated transaction for all Plan participants, and will then allocate interests in fractional shares to individual participant accounts.
6.     When is my Election Form due?
      Your election form must be received by Mellon Investor Services LLC as agent for Mercer Trust Company which serves as the trustee (“Trustee”) of the Plan and holds legal title, on behalf of the Plan, to the Unocal common stock allocated to the individual accounts of Plan participants, beneficiaries, and alternate payees by the election deadline which is 11:59 p.m., Eastern Daylight Time, on August 5, 2005.
7.     What happens if I do not make an election or I miss the election deadline?
      If you do not make an election or you miss the election deadline you will be deemed to have made an election to receive the all mixed election described above.
8.     If I make a valid election can it be changed?
      Yes. Unocal has hired an independent fiduciary to oversee the election instructions with respect to Unocal common stock in Plan participants’ accounts. This means that the independent fiduciary will direct the trustee of the Plan about how to vote the shares of Unocal common stock in the Plan in the Merger. To the extent that your directions (or failure to provide direction) regarding the form of merger consideration to be elected are inconsistent with the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the trustee or the independent fiduciary, as applicable, may not follow your directions and may implement an election that is deemed more prudent under the circumstances in light of ERISA fiduciary requirements.
      In addition, if the result of the elections by all Unocal stockholders would require an amount greater than the product of $27.60 and the total number of outstanding Unocal shares to be paid in cash, you will not have credited to your account under the Plan $69.00 in cash for each share of Unocal common stock with respect to which you have made an all cash election, but instead will have credited a mix of stock and cash calculated to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. In all cases, you will have credited to your account under the Plan at least $27.60 for each of the shares with respect to which you make an all cash election. Similarly, if the result of the elections by all Unocal stockholders would require a number of shares of Chevron common stock greater than the product of 0.618 and the total number of total outstanding Unocal shares to be converted into Chevron shares, you will not have credited to your account under the Plan 1.03 shares of Chevron common stock for each share of Unocal common stock with respect to which you have made an all stock election, but instead will have credited a mix of stock and cash calculated to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. In all cases, you will have credited to your account under the Plan at least 0.618 of a share of Chevron common stock for each of your shares with respect to which you make an all stock election. Thus, even if you make a valid election, you may not have credited to your account under the Plan exactly the form of consideration that you request. The allocation rules referenced in this paragraph are explained in detail under the caption “The Merger Agreement — Merger Consideration” in the Proxy Statement/ Prospectus, dated June 29, 2005, and in the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005, both of which have been sent to you.
      You may revoke or change your election at any time prior to the deadline described in Q&A 3 above.

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9.	Will I have access to my Unocal shares and be able to transact those shares up until the election deadline?
      No.
      There will be a blackout period for transactions involving Unocal stock beginning on the fifth business day prior to the effective date of the merger. We presently expect that the merger will occur in the first half of August 2005. Accordingly, the blackout period will begin on August 3, 2005. The blackout period will end approximately six business days after the effective date of the merger. The blackout period is necessary in order to provide the election agent and the Plan administrator enough time to make a valid election on your behalf and enough time to receive the appropriate compensation due to you and make the proper allocations into your account.
      During the blackout period, you will have the same access as usual to investments other than Unocal stock in your plan account. This means that you can transfer among investments as long as the investment is not Unocal stock.
10.     What are the tax consequences of electing cash, shares or a combination election?
      There are no immediate tax consequences to a Plan participant with respect to Unocal stock held in the Plan because the Plan is generally exempt from income taxation. If you receive Chevron stock, then Chevron stock will become part of your Plan account. If you receive cash, then the cash will go into the Plan’s money market fund (or equivalent fund). However, if you have made after-tax contributions to the Plan or you receive a lump sum distribution under certain circumstances, the form of consideration you receive for the shares of Unocal stock allocated to your Plan account may affect your tax consequences at the time of distribution of your account by the Plan if you elect to apply the special tax rules applicable to “net unrealized appreciation” on employer stock distributed by a tax-qualified retirement plan. You should consult your personal tax advisor concerning the tax consequences of the form of merger consideration allocated to your account in the Plan in exchange for the shares of Unocal Common Stock allocated to your account under the Plan.
11.     What happens after the blackout period ends?
      You will have the same access to your account as before the blackout period. For example, you can transfer into and out of investments, subject to regular Plan rules.
12.     Who do I call if I have additional questions or need more information?
      You may contact the Exchange Agent, Mellon Investor Services LLC, at 1-866-865-6324.

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NEW ELECTION INFORMATION
July 22, 2005
(Restricted)
Dear Unocal Employees with Restricted Stock:
      Thank you for your support as we work toward completing the merger between Chevron Corporation and Unocal Corporation. On July 19, 2005, pursuant to an amendment to the Agreement and Plan of Merger, originally entered into by Chevron and Unocal on April 4, 2005, the proposed terms of the merger were changed to increase the amount of consideration each Unocal stockholder will receive in the event the merger is approved by Unocal stockholders. The merger, on its revised terms, will be considered at a special meeting of Unocal stockholders to be held on August 10, 2005. Pending receipt of stockholder approval, we presently expect that the merger will become effective in the first half of August 2005.
      Under the terms of the amended merger agreement, each Unocal stockholder has the opportunity to elect to receive, for each share of Unocal common stock that he or she owns, a combination of 0.618 of a share of Chevron common stock and $27.60 in cash (the “mixed election”), 1.03 shares of Chevron common stock (the “stock election”), or $69.00 in cash (the “cash election”).
      As before, stockholders may make the mixed election, the stock election and/or the cash election with respect to all or any number of their Unocal shares. The cash elections and stock elections of Unocal stockholders will be subject to proration to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all of the outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders.
      If you have already delivered your Election Form to the Exchange Agent to make your election under the original terms of the merger and you want your election to stay the same under the revised terms of the merger, you DO NOT need to send in an additional Election Form or take any other action. If you have already delivered your Election Form and you would like to change or revoke your election, you should either deliver the enclosed Election Form, filled out to reflect your new election, or contact the Exchange Agent at 1-866-865-6324.
      All the documents necessary to complete your election based on the revised terms of the merger are included in this package. Please review the following documents carefully:

(1)	The Election Form for making your mixed election, stock election, cash election, or a combination of mixed, stock and/or cash elections and for surrendering your Unocal stock certificate(s), which includes a Substitute Form W-9 to certify your taxpayer identification/social security number.

(2)	The Instructions for Completing the Election Form regarding the election process.

(3)	A Notice of Guaranteed Delivery to be used if none of the procedures for delivering your Unocal stock certificate(s) can be completed on a timely basis.

(4)	Frequently Asked Questions.

(5)	A Return Envelope for mailing items to the Exchange Agent, Mellon Investor Services LLC.
      Please complete the Election Form, attach the stock certificate(s) representing the Unocal shares covered by your election or a properly completed Notice of Guaranteed Delivery, and deliver these items to Mellon Investor Services LLC. This form and your stock certificate(s) or Notice of Guaranteed Delivery must be RECEIVED no later than the election deadline, which will be 5:00 p.m., Eastern Daylight Time, on August 9, 2005. In the event that the expected effective time of the merger and the

NEW ELECTION INFORMATION
election deadline change, we will announce the revised dates, in a press release, on our web sites at www.unocal.com and www.chevron.com, and in a filing with the Securities and Exchange Commission. You may also obtain up-to-date information regarding the election deadline by calling the Exchange Agent at 1-866-865-6324.
      There is a limited period of time for you to deliver your Election Form and your Unocal stock certificate(s). Therefore, we encourage you to submit your Election Form and Unocal stock certificate(s) promptly. If you do not make a valid election, you will be deemed to have made an election to receive the mixed consideration for all of your shares of Unocal common stock surrendered with the Election Form. You should note that if you elect to receive Chevron common stock, the value of the shares you receive will depend on the market value of Chevron’s common stock at the effective time of the merger. Information regarding Chevron stock prices can be obtained by calling the Exchange Agent at 1-866-865-6324 or on Chevron’s web site at www.chevron.com.
      You can find additional information on the merger, its revised terms and related transactions in the Proxy Statement/ Prospectus dated June 29, 2005 and the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005, both available through the Securities and Exchange Commission’s website at www.sec.gov, as well as in the enclosed Instructions for Completing the Election Form. The answer to Question No. 23 in the enclosed Frequently Asked Questions explains how you can obtain a copy of the Proxy Statement/ Prospectus and/or the Supplement to the Proxy Statement/ Prospectus. The information contained in the Proxy Statement/ Prospectus speaks as of June 29, 2005, and does not reflect subsequent developments. The information contained in the Supplement to the Proxy Statement/ Prospectus speaks as of July 22, 2005, and does not reflect subsequent developments. However, both documents incorporate by reference subsequent filings with the Securities and Exchange Commission by Chevron and Unocal. You should rely only on the information contained or expressly incorporated by reference in the Proxy Statement/ Prospectus and the Supplement to the Proxy Statement/ Prospectus. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in those documents.
      If you cannot locate your stock certificate(s) or should you have any questions regarding the forms or the election process, contact the Exchange Agent, Mellon Investor Services, LLC at 1-866-865-6324. If you are a bank, broker or own your shares in street name, please contact MacKenzie Partners at 1-800-322-2885.

Bryan J. Pechersky Corporate Secretary Unocal Corporation	Lydia I. Beebe Corporate Secretary Chevron Corporation

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AMENDED UNOCAL CORPORATION ELECTION FORM	(RESTRICTED)

Pursuant to the terms of Amendment No. 1 to the Agreement and Plan of Merger, as described and set forth in the Supplement to the Proxy Statement/Prospectus dated July 22, 2005, upon consummation of the merger each share of Unocal Corporation Common Stock will be converted into the right to receive either a mix of Chevron Corporation common stock and cash, stock, or cash. As a Unocal Corporation, you are being given the opportunity to elect for each Unocal share:
•	a combination of 0.618 of a share of Chevron common stock and $27.60 in cash (the “mixed election”);

•	1.03 shares of Chevron common stock (the “all-stock election”); or

•	$69 in cash (the “all-cash election”).
Your election is subject to certain proration rules, as described in the Supplement to the Proxy Statement/Prospectus and the Proxy Statement/Prospectus.
I/we the undersigned, surrender to you for exchange the share(s) identified below. I/we certify that I have complied with all requirements as stated in the instructions on the reverse side, was the registered holder(s) of the shares of Unocal Corporation common stock, have full authority to surrender these shares and give the instructions in this Election Form and warrant that these shares are free and clear of all liens, restrictions, adverse claims and encumbrances except for the restrictions imposed by the applicable restricted stock award documents.
Please complete the back if you would like to transfer ownership or request special mailing.

(1)	Signature: This form must be signed by the registered holder(s) exactly as their name(s) appear(s) on the certificate(s) or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.

X

Signature of Stockholder	Date	Daytime Telephone #
X

Signature of Stockholder	Date	Daytime Telephone #

(2)	SUBSTITUTE FORM W-9

PLEASE CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER BY SIGNING BELOW.

If the Taxpayer ID Number printed above is INCORRECT OR if the space is BLANK write in the CORRECT number here.

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature:	Date:

PLACE AN ☒ IN ONE ELECTION BOX ONLY

(3) ☐ All Mixed Election	(4) ☐ All Stock Election Only

(5) ☐ All Cash Election Only	(6) ☐ No Election

(7) ☐ Combination*	Cash		Stock
		Shares		Shares
*Any remaining shares will receive the mixed eletion consideration.

If the Exchange Agent has not RECEIVED an effective Election Form from a holder of shares of Unocal Corporation Common Stock at the Exchange Agent’s designated office by 5:00 p.m., Eastern Daylight Time, on or prior to August 9, 2005, such holder shall be deemed to have made no election and such holder’s shares of Unocal Corporation Common Stock shall be deemed to be No Election Shares (as defined in the Merger Agreement).
INSTRUCTIONS FOR COMPLETING THE ELECTION FORM
PLEASE NOTE: TOTAL RESTRICTED SHARES YOU HOLD ARE LISTED ABOVE YOUR NAME AND ADDRESS
(1)	Sign, date and include your daytime telephone number in this Election Form in Box 1 and after completing all other applicable sections return this form in the enclosed envelope.

(2)	PLEASE SIGN IN BOX 2 TO CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER if you are a U.S. Taxpayer. If the Taxpayer ID or Social Security Number is incorrect or blank, write the corrected number in Box 2 and sign to certify. If you are a non U.S. Taxpayer, please complete and return form W-8BEN.

(3)	If you are electing to receive the mixed election for all of your Unocal shares, please check this box.

(4)	If you are electing to receive all stock, please check this box only.

(5)	If you are electing to receive all cash, please check this box only.

(6)	To specify no election, please check this box only.

(7)	If you choose the combination, you must indicate the number of shares for which you are electing to receive all stock and the number of shares for which you are electing to receive all cash. You will receive the mixed election consideration for any remaining shares.

(8)	If you want your Chevron common DRS Stock Distribution Statement to be issued in another name, complete the Special Transfer Instructions in Box 8. Signature(s) in Box 8 must be medallion guaranteed.
HOW TO CONTACT MELLON INVESTOR SERVICES
By Telephone – 9 a.m. to 7 p.m. Eastern Daylight Time, Monday through Friday, except for bank holidays:
From within the U.S., Canada or Puerto Rico:
          1-866-865-6324 (Toll Free)
From outside the U.S.:
           1-201-329-8660 (Collect)
WHERE TO FORWARD YOUR ELECTION FORM

By Regular Mail:
Mellon Investor Services LLC
Attn: Reorganization Dept.
P.O. Box 3301
South Hackensack, NJ 07606
By Overnight Courier or
Registered Insured Mail:
Mellon Investor Services LLC
Attn: Reorganization Dept.
85 Challenger Road
Mail Drop–Reorg
Ridgefield Park, NJ 07660
By Hand:
Mellon Investor Services LLC
Attn: Reorganization Dept.
120 Broadway, 13th Floor
New York, NY 10271

(8)
Special Transfer Instructions

If you want your Chevron Corporation common DRS Stock Distribution Statement to be issued in another name, fill in this section with the information for the new account name.	Signature Guarantee Medallion

Name (Please Print First, Middle & Last Name)	(Title of Officer Signing this Guarantee)

Address (Number and Street)	(Name of Guarantor — Please Print)

(City, State & Zip Code)	(Address of Guarantor Firm)

(Tax Identification or Social Security Number)

NEW ELECTION FORM INSTRUCTIONS
July 22, 2005
(Restricted)
INSTRUCTIONS FOR COMPLETING THE ELECTION FORM
These instructions are for the accompanying Election Form for Unocal employees with restricted stock. All elections are subject to the Agreement and Plan of Merger, dated April 4, 2005, by and among Unocal Corporation (“Unocal”), Chevron Corporation (“Chevron”) and Blue Merger Sub, a wholly owned subsidiary of Chevron (the “merger agreement”), as amended by Amendment No. 1 (the “amendment”) on July 19, 2005 (“the amended merger agreement”). The merger agreement was furnished as part of the Proxy Statement/ Prospectus dated June 29, 2005, and the amendment was furnished as part of the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005. Pursuant to the amendment, the amount of consideration that each Unocal stockholder will receive in the event the merger is approved by Unocal stockholders was increased.
GENERAL INSTRUCTIONS
The Election Form is to be completed and submitted to Mellon Investor Services, LLC (the “Exchange Agent”) prior to the Election Deadline indicated below by those holders of Unocal restricted shares desiring to make an Election.
No interest will accrue on any cash consideration or any cash in lieu of fractional shares.
Any holder of Unocal restricted shares who has made an election by submitting an Election Form to the Exchange Agent may at any time prior to the Election Deadline change that holder’s election by submitting to the Exchange Agent a revised, later-dated Election Form, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any holder of Unocal restricted shares may at any time prior to the Election Deadline revoke an election and withdraw the surrender of the holder’s Unocal restricted shares by written notice to the Exchange Agent received prior to the Election Deadline. After the Election Deadline, a holder of Unocal restricted shares may not change an election and may not withdraw the surrender of such holder’s restricted shares unless the merger agreement is terminated.
If the Exchange Agent, Mellon Investor Services LLC, has not RECEIVED a properly completed Election Form from a holder of shares of Unocal common stock at the Exchange Agent’s designated office by 5:00 p.m., Eastern Daylight Time, on or prior to August 9, 2005 (the “Election Deadline”), such holder shall be deemed to have made no election and such holder’s shares of Unocal common stock shall be deemed to be No Election Shares (as defined in the merger agreement).
ELECTION FORM
ABOUT YOU AND YOUR SHARES (BOX 1)
Shown above Box 1 of the Election Form are the registration of your account and the number of shares of restricted stock owned by you as reflected on the records of Unocal at the time of mailing these instructions. The total shares are above your name and address.
Strike any incorrect address information that is printed above Box 1 of the Election Form. Clearly print the correct address in the space beside the printed information.
ELECTION OPTIONS AND REQUIRED SIGNATURES (BOXES 1-7)
The terms of the merger agreement allow you to choose, subject to certain limitations, the type of consideration you receive for each of your shares. For more information, please refer to the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005 and the Proxy Statement/ Prospectus dated June 29, 2005.

A)	Payment Options (BOXES 3-7)
Select from the following options:

Box 3.	Exchange each of your Unocal shares for a combination of $27.60 in cash and 0.618 of a share of Chevron common stock (“all mixed election”). Check Box 3 on the Election Form if you would like to elect the mixed election for all of your Unocal shares being surrendered with this Election Form.

Box 4.	Exchange each of your Unocal shares for Chevron common stock (“all-stock election only”). Check Box 4 on the Election Form if you would like to make the all-stock election for each of your Unocal shares being surrendered with this election form. You will receive 1.03 shares of Chevron common stock for each Unocal share, subject to proration to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all of the outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. No fractional shares will be issued and you will receive a cash payment in lieu of fractional shares.

Box 5.	Exchange each of your Unocal shares for cash (“all-cash election only”). Check Box 5 on the Election Form if you would like to make the all-cash election for all of your Unocal shares being surrendered with this Election Form. You will receive $69.00 for each Unocal share you surrender, subject to proration to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all of the outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders.

Box 6.	No preference indicated as to form of consideration. Check Box 6 on the Election Form if you do not wish to indicate any preference as to the form of consideration you will receive for your Unocal shares in the merger.

Box 7.	Exchange of some of your Unocal shares for all cash, some of your Unocal shares for all stock and some of your Unocal shares for a combination of cash and stock (“combination”). Check Box 7 if you wish to make the stock election and/or the cash election with respect to some, but not all, of your Unocal shares being surrendered with the Election Form. Indicate the number of shares for which you are electing to receive all stock and/or all cash in the space provided. You will receive the mixed election for any remaining shares.

B)	Required Signatures (Box 1)

You must sign the Election Form as your name is listed on the election form. Please be sure to include your daytime telephone number.

By your signature, you (1) acknowledge receipt of the Supplement to the Proxy Statement/ Prospectus and the Proxy Statement/ Prospectus and agree that all elections, instructions and orders in the Election Form are subject to the terms and conditions of the amended merger agreement, the Supplement to the Proxy Statement/ Prospectus, the Proxy Statement/ Prospectus and the instructions applicable to the Election Form; (2) agree that you will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of the Unocal restricted shares surrendered with the Election Form; (3) irrevocably appoint the Exchange Agent, as your agent, to effect the exchange pursuant to the merger agreement and the instructions hereto; (4) authorize the Exchange Agent to follow any election and to rely upon all representations, certifications and instructions contained in the Election Form; and (5) agree that all authority conferred or agreed to be conferred in the Election Form is binding upon your successors, assigns, heirs, executors, administrators and legal representatives and is not affected by, and survives, your death or incapacity.

2

C)     W-9 Certification (Box 2)

Certify that the Social Security Number printed on the form is correct. Regardless of whether you have previously furnished a Taxpayer Identification Number (TIN), Social Security Number (SSN) or the certification on Form W-9 with respect to dividend payments, you must again furnish this number on the Substitute Form W-9 Certification.

VALIDITY OF SURRENDER; IRREGULARITIES

Any disputes regarding your election or the elections made by other Unocal stockholders will be resolved by the Exchange Agent (in consultation with Unocal and Chevron) and its decision will be final for all parties concerned. The Exchange Agent has the right, subject to reasonable discretion, to reject any and all Election Forms which it determines are not in proper form or to waive minor defects in any Election Form. None of the Exchange Agent, Unocal or Chevron is under any obligation to provide notification of any defects in the deposit, nor shall the Exchange Agent, Unocal or Chevron be liable for any failure to give any such notification. Please return your Election Form promptly to allow sufficient time to correct any possible deficiencies before the Election Deadline.
UNLESS THERE ARE SPECIAL TRANSFER INSTRUCTIONS, YOU NEED NOT CONTINUE TO THE NEXT SECTION. HOWEVER, BEFORE YOU MAIL YOUR ELECTION FORM, MAKE SURE YOU DO THE FOLLOWING:

a)	Verify the election you have chosen;

b)	Sign, date and include your daytime phone number; and

c)	Verify the SSN or TIN printed on the form and sign the Substitute Form W-9 certification.
SPECIAL TRANSFER INSTRUCTIONS (Box 8)
If you want your Chevron common stock registered in a name or names different from the name(s) printed on the Election Form, please follow the instructions below.
First, print the name(s) and address of the person(s) receiving the shares in the space provided under Special Transfer Instructions. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your Election Form.
Name change due to marriage or transfer of ownership to another individual:

1.	Obtain a signature guarantee for your signature. Sign the form as your name is printed on the Election Form. Your signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.	Complete the Substitute Form W-9 in Section 2 of the Election Form by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.
You want to have the account registered in the name of a trust:

1.	Obtain a signature guarantee for your signature. Sign the form as your name is printed on the Election Form. Your signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

3

2.	Provide a copy of the first and last pages of the trust agreement.

3.	Complete the Substitute Form W-9 in Section 2 of the Election Form by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.
If your circumstances differ from those listed above, or if you have any other questions, please contact Mellon Investor Services at 1-866-865-6324.
DELIVERY INSTRUCTIONS
Mellon Investor Services LLC
For information (Toll Free): 1-866-865-6324

By Regular Mail Mellon Investor Services LLC	By Registered Insured Mail or Overnight Delivery:
Reorganization Department	Mellon Investor Services LLC
Post Office Box 3301	Reorganization Department
South Hackensack, NJ 07606	85 Challenger Road
Ridgefield Park, NJ 07660
By Hand:
Mellon Investor Services LLC
Reorganization Department
120 Broadway
13th Floor
New York, NY 10271

4

NEW ELECTION INFORMATION
July 22, 2005
(Restricted)
Chevron Corporation/ Unocal Corporation Merger
Frequently Asked Questions

1.	Why am I getting another Election Form in the mail?
On July 19, 2005, Chevron and Unocal entered into an amendment to the Agreement and Plan of Merger, originally entered into by the companies on April 4, 2005. Pursuant to this amendment, the amount of consideration that each Unocal stockholder will receive in the event the merger is approved by the Unocal stockholders was increased. Because of this change in the proposed merger consideration, Unocal stockholders are being given the opportunity to elect the form of consideration they will receive, or to change a previous election, under the terms of the amended merger agreement in the event the merger is approved by the Unocal stockholders.

2.	Where can I find out more about the amended merger agreement and the change in the proposed merger consideration?
The amendment to the merger agreement was furnished to stockholders as part of the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005. The original merger agreement was furnished to stockholders as part of the Proxy Statement/ Prospectus dated June 29, 2005.

3.	Has the expected date of the completion of the merger changed?
No.
The companies still expect that the merger will become effective in the first half of August 2005. The amended merger will be considered at a special meeting of Unocal stockholders to be held on August 10, 2005. Based on this timetable, the election deadline for Unocal stockholders will be 5:00 p.m., Eastern Daylight Time, August 9, 2005. If the expected effective time of the merger and the election deadline change, Chevron and Unocal will provide information regarding the revised dates in a press release on their websites at www.chevron.com and www.unocal.com and in a filing with the Securities and Exchange Commission. You may also obtain up-to-date information regarding the election deadline by calling Mellon Investor Services LLC at 1-866-865-6324 or MacKenzie Partners at 1-800-322-2885.

4.	Under the terms of the amended merger agreement, what will I receive in exchange for my Unocal shares upon completion of the merger?
You have the opportunity to elect to receive, for each share of Unocal common stock that you own:

•	a combination of 0.618 of a share of Chevron common stock and $27.60 in cash (a “mixed election”);

•	1.03 shares of Chevron common stock (subject to proration in certain circumstances) (a “stock election”); or

•	$69.00 in cash (subject to proration in certain circumstances) (a “cash election”).

5.	What if I have already returned the first Election Form mailed to me based on the terms of the initial merger agreement?
If you have previously made an election by submitting the prior version of the Election Form and you wish to maintain the same election under the terms of the amended merger agreement, you do not need to send in a new Election Form or take any other action. If you have already returned your Election Form and you want to change the election made, return the additional Election Form with your new election. The new Election Form will replace the Election Form you originally submitted. If you have already returned your Election Form and you want to revoke your election altogether, contact the Exchange Agent, Mellon Investor Services

LLC, at 1-866-865-6324. If you are a bank, broker or hold your shares in street name, you should call MacKenzie Partners at 1-800-322-2885.

6.	Do I have to make the same election with respect to all of the Unocal shares that I own?
No.
You may specify the number of Unocal shares with respect to which you want to make a cash and/or stock election in the spaces provided in Box 7 on the Election Form, in which case the balance of your Unocal shares, if any, will receive the mixed consideration.

7.	Will I receive any fractional shares?
No.
No fractional shares of Chevron common stock will be delivered in the merger. Instead, you will be entitled to receive cash, without interest, for any fractional share of Chevron common stock you might otherwise have been entitled to receive, based on a portion of the proceeds from the sale of all fractional shares in the market by the Exchange Agent.

8.	When is my Election Form due?
Your Election Form must be RECEIVED by the Exchange Agent, Mellon Investor Services LLC, by the election deadline. THE ELECTION DEADLINE WILL BE 5:00 P.M., EASTERN DAYLIGHT TIME, ON AUGUST 9, 2005.

9.	Am I guaranteed to receive the cash or Chevron common stock I ask for on the Election Form?
No.
If the result of the elections by all Unocal stockholders would require an amount greater than the product of $27.60 and the total number of outstanding Unocal shares to be paid in cash, you will not receive $69.00 in cash for each share of Unocal common stock with respect to which you have made a cash election, but instead will receive a mix of stock and cash calculated to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. In all cases, you will receive at least $27.60 for each of your shares with respect to which you make a cash election. Similarly, if the result of the elections by all Unocal stockholders would require a number of shares of Chevron common stock greater than the product of 0.618 and the total number of total outstanding Unocal shares to be converted into Chevron shares, you will not receive 1.03 shares of Chevron common stock for each share of Unocal common stock, but instead will receive a mix of stock and cash calculated to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. In all cases, you will receive at least 0.618 of a share of Chevron common stock for each of your shares with respect to which you make a stock election.
Thus, even if you make a valid election, you may not receive exactly the form of consideration that you request. The proration rules referenced in this paragraph are explained in detail under the caption “The Merger Agreement — Merger Consideration,” beginning on page 56 of the Proxy Statement/ Prospectus, dated June 29, 2005, previously delivered to you electronically.

10.	What happens if I do not make an election, indicate more than one election choice on the same Election Form or I miss the election deadline?
If you do not make an election, indicate more than one election choice on the same Election Form or miss the election deadline, you will be deemed to have indicated no preference as to the form of consideration that you

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will receive in the merger, and you will receive the mixed consideration, consisting of 0.618 of a share of Chevron common stock and $27.60 in cash, for each of your Unocal shares that you surrender.

11.	I have received more than one set of identical Election Materials labeled “New Election Information — July 22, 2005” in connection with my election. Do I need to complete them all?
Yes. If you received more than one set of identical Election Materials labeled “New Election Information — July 22, 2005”, this indicates that you own stock in more than one manner or you own stock in more than one name. For example, you may have shares registered directly with Unocal; you may own Unocal shares through a third party, such as a broker or the administrator of Unocal’s Dividend Reinvestment Plan; or you may own shares in both single name and joint name. Each set of Election Materials you receive is specific to the manner in which you own your Unocal shares. Failure to complete one of the Election Forms means that no election will be made with respect to the shares to which that form applies.

12.	What will I receive as future dividends if I elect to receive Chevron common stock?
Your Chevron shares will be eligible for any Chevron dividends that are declared by the Chevron Board of Directors with a record date after the effective date of the merger. The current Chevron dividend is $1.65 per share on an annual basis, and dividends are currently paid quarterly on or about the 10th day of March, June, September and December.

13.	What if my address has changed?
Either correct your address on the Election Form or submit your new address in writing with the Election Form.
14.     What is the trading symbol for Chevron common stock?
Chevron common stock is listed on the New York Stock Exchange and the trading symbol is “CVX.”
15.     May I receive hard copies of the Proxy Statement/Prospectus dated June 29, 2005 and the Supplement to the Proxy Statement/Prospectus dated July 22, 2005 that were sent to me electronically?
In making your election to receive cash, shares of Chevron common stock for your shares of Unocal common stock or the mixed consideration, you should refer to the information included in the Supplement to the Proxy Statement /Prospectus dated July 22, 2005 and the Proxy Statement /Prospectus dated June 29, 2005 which were previously e-mailed to you. Those materials are available through the Securities and Exchange Commission’s website at www.sec.gov. If you would like hard copies of the Proxy Statement/Prospectus and/or the Supplement to the Proxy Statement /Prospectus mailed to you, you may obtain additional copies by contacting Unocal Corporation at (800) 252-2233 or Chevron Corporation at (925) 842-1000.
16.     Can I roll over any Chevron shares received in exchange for my restricted stock into my 401-K or an IRA?
No.
17.     Can I defer receipt of any Chevron shares received in exchange for my restricted stock?
No.
18.     What taxes will be withheld from the cash and/or Chevron stock I will receive in exchange for my restricted stock?
The value of the Chevron stock and/or cash received in exchange for your restricted stock is considered wages, and payroll taxes will be withheld. This includes Social Security, Medicare, federal, and any applicable state withholding. For any stock received, some of the shares will be canceled for payment of the applicable withholding taxes.

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19.     What price will be used to value the Chevron stock for tax withholding purposes?
The average price of Chevron common stock, as reported in the New York Stock Exchange Composite Transactions, on the last trading day prior to the effective date of the merger will be used to value the shares to determine the taxable income. This value becomes your cost basis for the shares, determining any future capital gain or capital loss when you sell the shares.
20.     How will I receive any cash payment? When will any payment be made?
Any cash amount will be paid with your next regular paycheck after deduction for applicable withholding taxes. Depending upon how quickly the elections are tabulated, the payment may be delayed until a subsequent pay period.
21.     What if I am not an employee when the payment is made?
You will still receive payment from Unocal in the normal payroll cycle. The payment will still be considered wages and applicable withholding will be deducted from the payment.
22.     How will I receive any Chevron shares? When will any shares be delivered?
Any Chevron shares will be deposited into an account in your name with the transfer agent, Mellon Investor Services LLC. The shares are expected to be deposited into your account within a few days after stockholder approval at the special meeting.
23.     How can I access my transfer agent account?
The transfer agent, Mellon Investor Services LLC, will send a statement to you showing the net number of shares deposited into your account. You can manage your account information by accessing the agent’s website at www.melloninvestor.com. The first time you visit the website, you will establish a PIN for your account, and the agent will mail an authentication number to your account address. The address on Unocal’s payroll records will be the address used for your transfer agent account. Once you receive the authentication code, you can sign into your account.
24.     How do I transfer my Chevron shares to my stockbrokerage account?
There are two methods for moving the shares to your stockbrokerage account.
The first method is for your stockbroker to request the delivery from the agent. In order to do this, your stockbroker needs to know:
      1.     your transfer agent account number (“Stockholder Account Key”),
      2.     your social security number, the number of shares in your account, and
      3.     Chevron’s “cusip” number, which is 166764-10-0.
The second method is to make the transfer request yourself directly with the transfer agent. In order to do this, you send a letter to the agent with the following information:
      1.     name of security (Chevron Corporation),
      2.     your full name, Account Key or social security number,
      3.     the name of your stockbroker,
      4.     your account number with your stock broker,
      5.     your stockbroker’s “DTC” participant number, and
      6.     the number of shares to be transferred.

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If you use this second method your signature must be guaranteed with a “Medallion Stamp Guarantee” provided by your stockbroker.
25.     Can I have my Chevron shares delivered directly to my stockbrokerage account?
All stock will be deposited into accounts with the transfer agent. See question 24 for details about how to move your Chevron Shares to your stockbrokerage account.
26.     Who do I call if I have additional questions or need more information?
You may contact the Exchange Agent, Mellon Investor Services, at 1-866-865-6324.

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NEW ELECTION INFORMATION
July 22, 2005
Molycorp
(Plans)
July 22, 2005

To:	Participants, Beneficiaries, and Alternate Payees in the Pure Resources 401(k) and Matching Plan and the Molycorp, Inc. 401(k) Retirement Savings Plan

Re:	Amendment to Proposed Acquisition of Unocal Corporation by Chevron Corporation — Directing the Trustee with Respect to Electing the Form of Merger Consideration You Wish to Receive in Exchange for the Shares of Unocal Corporation Common Stock Allocated to Your Account in the Plan.
Dear Participant, Beneficiary, or Alternate Payee:
      As we previously notified you in a letter sent on or about July 1, 2005, our records show that you are either a participant, beneficiary or alternate payee in the Pure Resources 401(k) and Matching Plan (the “Pure Plan”) or the Molycorp, Inc. 401(k) Retirement Savings Plan (the “Molycorp Plan” and, collectively with the Pure Plan, the “Plan”), and this letter will describe your rights as such in connection with the proposed acquisition of Unocal Corporation (“Unocal”) by Chevron Corporation (“Chevron”). On July 19, 2005, Unocal and Chevron entered into an amendment to their merger agreement which has the effect of increasing the amount of consideration paid to Unocal stockholders for their shares. At a special meeting of the stockholders of Unocal, to be held on August 10, 2005 (the “Special Meeting”), holders of Unocal common stock (“Unocal Common Stock”) will be asked to approve the amended merger agreement, pursuant to which Unocal will merge into a wholly owned subsidiary of Chevron (the “Merger”).
      If you have previously made an election regarding merger consideration by submitting the prior version of the Election Form and you wish to maintain the same election under the terms of the amended merger agreement, you need not send in an additional Election Form or take any other action. If you have previously made an election by submitting an election form and you wish to change or revoke the election under the terms of the amended merger agreement, you may do so by sending in the enclosed Election Form reflecting your new election or by contacting the Exchange Agent.
      The Plan holds shares of Unocal Common Stock in trust for the benefit of the Plan’s participants, beneficiaries, and alternate payees, and as such, is a stockholder of Unocal entitled to vote at the Special Meeting. The shares of Unocal Common Stock that are held in the Plan are held in the name of the Trust for the Plan and are allocated to participants’ accounts. Mercer Trust Company (“Mercer”) serves as the directed trustee of the Molycorp Plan and Merrill Lynch Trust Company, FSB (“Merrill” and, collectively with Mercer, the “Trustee”), serves as the directed trustee of the Pure Plan. The Trustee holds legal title, on behalf of the Plan, to the Unocal Common Stock allocated to the individual accounts of Plan participants, beneficiaries, and alternate payees. In connection with the Merger, an independent fiduciary will be hired by Unocal to oversee the voting and election instructions with respect to Unocal Common Stock in Plan participants’ accounts (the “Independent Fiduciary”). To the extent that your directions (or failure to provide direction) regarding the form of merger consideration to be elected are inconsistent with the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Independent Fiduciary may determine not to follow your directions and may implement an election that is deemed more prudent under the circumstances in light of ERISA fiduciary requirements.
      You have already separately received a Proxy Statement-Prospectus dated June 29, 2005 (the “Proxy Statement-Prospectus”), a Supplement to the Proxy Statement-Prospectus dated July 22, 2005 (the “Supplement”) and a Voting Instruction Form for you to complete, instructing the Trustee on how to vote the shares of Unocal Common Stock allocated to your individual account under the Plan on the proposals to be considered at the Special Meeting. Under the terms of the Plan, you, as a participant, beneficiary, or alternate payee in the Plan, may also direct the Trustee to elect the form of merger consideration that will be received in exchange for the shares of Unocal Common Stock allocated to your individual account, subject to the proration and other restrictions in the merger agreement, if the merger is consummated.
      This letter and the materials accompanying this letter provide additional information on (1) the amendment to the proposed merger, (2) directing the Trustee with respect to electing the form of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your individual account if the merger is consummated, and (3) the circumstances under which the allocation provisions under the merger agreement and ERISA may cause you to be allocated merger consideration different from the election contained in your directions to the Trustee. The information in this letter is subject to the more extensive discussion in the Proxy Statement-Prospectus and the Supplement, and if there is any conflict between this letter and the Proxy Statement-Prospectus and the Supplement, the Proxy Statement-Prospectus and the Supplement shall control. If you have questions regarding the administrative procedures that cover electing your preferred form of merger consideration after reading this letter and the enclosed materials, you may contact the Exchange Agent, Mellon Investor Services LLC at 1-866-865-6324.
MERGER MATERIALS
      In connection with the amendment to the proposed merger, you, as a participant, beneficiary, or alternate payee in the Plan, will be receiving or have already received the following materials in addition to this letter:

(1)	A copy of the Proxy Statement-Prospectus and the Supplement; and

(2)	An Election Form for you to complete, instructing the Trustee on the type of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your individual account if the merger is consummated.

The foregoing items are referred to in this letter as the “Merger Materials.”
      You are encouraged to carefully review the Merger Materials before deciding how to direct the Trustee on electing the type of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your individual account if the merger is consummated.
ELECTION OF MERGER CONSIDERATION FOR PLAN SHARES
      Forms of Merger Consideration. Under the merger agreement, you, as a participant, beneficiary, or alternate payee in the Plan, are entitled to instruct the Trustee to elect the type of merger consideration you wish to have allocated to your individual account under the Plan in exchange for the shares of Unocal Common Stock credited to your individual account under the Plan. An Election Form has been included as part of the Merger Materials for this purpose. The Election options are:

1.	Exchange each share of Unocal Common Stock credited to your individual account under the Plan for a combination of $27.60 in cash and 0.618 of a share of Chevron common stock (“all mixed election”). Check Box 3 on the Election Form if you would like to elect the mixed election. If you make an all mixed election with respect to the shares of Unocal Common Stock credited to your individual account under the Plan, your individual account under the Plan will be credited a combination of 0.618 of a share of Chevron common stock (“Chevron Common Stock”) and $27.60 in cash for each share of Unocal Common Stock credited to your individual account under the Plan. Although no fractional shares will be issued in the merger, the Plan will engage in an aggregated transaction for all Plan participants and accordingly will credit fractional shares to your individual account under the Plan. The cash allocated to your individual account as merger consideration will be reinvested in the Plan’s money market account or equivalent account.

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2.	Exchange each share of Unocal Common Stock credited to your individual account under the Plan for Chevron Common Stock (“all-stock election only”). Check Box 4 on the Election Form if you would like to make the all-stock election. If you make the all-stock election, your individual account under the Plan will be credited 1.03 shares of Chevron Common Stock for each share of Unocal Common Stock credited to your individual account under the Plan, subject to proration to preserve an overall mix of 0.618 of a share of Chevron Common Stock and $27.60 in cash for all of the outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. For a more detailed description, see the Proxy Statement-Prospectus. Although no fractional shares will be issued in the merger, the Plan will engage in an aggregated transaction for all Plan participants and accordingly will credit fractional shares to your individual account under the Plan. Any cash allocated to your individual account as merger consideration will be reinvested in the Plan’s money market or equivalent account.

3.	Exchange each share of Unocal Common Stock credited to your individual account for cash (“all-cash election only”). Check Box 5 on the Election Form if you would like to make the all-cash election. If you make the all-cash election, your individual account under the Plan will be credited $69.00 without interest for each share of Unocal Common Stock credited to your individual account under the Plan, subject to proration to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all of the outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. The cash allocated to your individual account as merger consideration will be reinvested in the Plan’s money market account or equivalent account.

4.	No preference indicated as to form of consideration. Check Box 6 on the Election Form if you do not wish to indicate any preference as to the form of consideration you will receive for the shares of Unocal Common Stock credited to your individual account. If you check Box 6 on the Election Form, or if you do not timely return a completed Election Form, you will be deemed to have elected to receive all mixed election merger consideration described in Section 1 above.

5.	Exchange a percentage of the shares of Unocal Common Stock credited to your individual account under the Plan for all-cash, a percentage of the shares of Unocal Common Stock credited to your individual account under the Plan for all-stock and a percentage of the shares of Unocal Common Stock credited to your individual account under the Plan for a combination of cash and stock (“combination”). Check Box 7 if you wish to make the stock election and/or the cash election with respect to some, but not all, of the shares of Unocal Common Stock credited to your individual account under the Plan. Indicate the percentage of shares for which you are electing to receive all stock and/or all cash in the space provided. You will receive the mixed election for any remaining shares.
      The material United States Federal income tax consequences of the merger with respect to shares of Unocal Common Stock generally are summarized on pages 34-36 of the Proxy Statement-Prospectus; however, you should consult your personal tax advisor concerning the tax consequences of your directions to the Trustee regarding the form of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your individual account under the Plan.
      Circumstances Under Which Your Directions Regarding the Form of Merger Consideration May Not Be Followed. Your directions regarding the form of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your individual account are subject to (1) the terms, conditions, and limitations set forth in (a) the Proxy Statement-Prospectus and the Supplement, (b) the merger agreement included as Annex A to the Proxy Statement-Prospectus, (c) Amendment No. 1 to the merger agreement included as Annex A to the Supplement to the Proxy Statement-Prospectus, and (d) the Instructions set forth on the reverse side of the Election Form, and (2) the requirements of ERISA.

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      Specifically, your directions regarding your preferred form of merger consideration may not be followed to the extent required to (1) satisfy the proration procedures set forth in the merger agreement and (2) comply with the fiduciary requirements of ERISA.
      Elections Must Comply With the Proration Procedures Under the Merger Agreement. Because the merger agreement generally provides that the Unocal Common Stock outstanding at the closing will be converted to preserve an overall mix of 0.618 of a share of Chevron Common Stock and $27.60 in cash for all outstanding shares of Unocal Common Stock taken together, a Unocal stockholder may actually receive a combination of cash and shares of Chevron Common Stock for his, her or its Unocal Common Stock that is different than what such stockholder elected depending on the elections made by other Unocal stockholders. All elections will be subject to the allocation and proration procedures described in the merger agreement.
      If shareholders owning more than the applicable percentage of the outstanding shares of Unocal Common Stock necessary to preserve the overall mix described above elect to receive cash, the number of shares of Unocal Common Stock that will be exchanged for cash will be reduced on a pro rata basis. Similarly, if shareholders owning more than applicable percentage of the outstanding shares of Unocal Common Stock necessary to preserve the overall mix described above elect to receive shares of Chevron Common Stock, the number of shares of Unocal Common Stock that will be exchanged for shares of Chevron Common Stock will be reduced on a pro rata basis.
      Elections Must Comply With ERISA’s Fiduciary Requirements. The Plan is governed by ERISA. Accordingly, your directions regarding the form of merger consideration to be elected in exchange for the shares of Unocal Common Stock allocated to your individual account under the Plan are subject to the requirements of ERISA. To the extent that your directions (or failure to provide direction) regarding the form of merger consideration to be elected are inconsistent with the requirements of ERISA, the Independent Fiduciary may determine not to follow your directions and may implement an election that is deemed more prudent under the circumstances in light of ERISA fiduciary requirements.
      If you wish to instruct the Trustee with respect to electing the type of merger consideration you wish to have allocated to your individual account in exchange for the shares of Unocal Common Stock allocated to your Plan individual account, you must complete, sign, date, and return an Election Form to Mellon Investor Services LLC, as tabulating agent for the Trustee, in the enclosed envelope by 11:59 p.m. Eastern Daylight Time on August 5, 2005. If you do not timely return a completed Election Form, the shares of Unocal Common Stock allocated to your Plan individual account will be treated as though you had made no election.
      Procedures have been established to maintain the confidentiality of your vote and your election. Your Election Form and any other communications you have with Mellon Investor Services LLC, the Trustee and the Independent Fiduciary will be held in confidence by the Trustee and the Independent Fiduciary and will not be released or divulged to anyone, except as required by law. Your election of merger consideration will not be disclosed to Unocal, Chevron or any of their respective affiliates.
      Your decision is important. You are encouraged to carefully review the Merger Materials and to return your completed Election Form in a timely manner.
DELIVERY INSTRUCTIONS
Mellon Investor Services LLC
For information (Toll Free): 1-866-865-6324

By Regular Mail:	By Hand:	By Registered Insured Mail
Mellon Investor Services LLC	Mellon Investor Services LLC	or Overnight Delivery:
Reorganization Department	Reorganization Department	Mellon Investor Services LLC
Post Office Box 3301	120 Broadway	Reorganization Department
South Hackensack, NJ 07606	13th Floor	85 Challenger Road
	New York, NY 10271	Ridgefield Park, NJ 07660

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AMENDED PURE RESOURCES 401(K) AND MATCHING PLAN AND MOLYCORP, INC. 401(K) RETIREMENT SAVINGS PLAN ELECTION FORM

Pursuant to the terms of Amendment No. 1 to the Agreement and Plan of Merger, as described and set forth in the Supplement to the Proxy Statement/Prospectus dated July 22, 2005, upon consummation of the merger each share of Unocal Corporation Common Stock will be converted into the right to receive either a mix of Chevron Corporation common stock and cash, stock, or cash. As a participant in the Pure Resources 401(k) and Matching Plan (the “Pure Plan”) or the Molycorp, Inc. 401(k) Retirement Savings Plan (the “Molycorp Plan” and, collectively with the Pure Plan, the “Plan”) whose individual account under the Plan holds shares of Unocal Corporation Common Stock, you are being given the opportunity to elect for each Unocal share:
•	a combination of 0.618 of a share of Chevron common stock and $27.60 in cash (the “all mixed election”);

•	1.03 shares of Chevron common stock (the “all-stock election”); or

•	$69 in cash (the “all-cash election”).
Your election is subject to certain proration rules, as described in the Supplement to the Proxy Statement/Prospectus and the Proxy Statement/Prospectus.
The undersigned authorizes and directs Mercer Trust Company, (“Mercer”) as the directed trustee of the Molycorp Plan, or Merrill Lynch Trust Company, FSB (“Merrill” and, collectively with Mercer, the “Trustee”), as the directed trustee of the Pure Plan, as applicable, to elect the form of merger consideration the undersigned wishes to have allocated to the undersigned’s individual account(s) in exchange for the shares of Unocal Corporation Common Stock allocated to the undersigned’s individual account(s) under the Plan. The undersigned has read and understood the letter of instruction accompanying this election form.

(1) Signature:

X

Signature of Participant	Date	Daytime Telephone #

(2)	SUBSTITUTE FORM W-9

PLEASE CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER BY SIGNING BELOW.

If the Taxpayer ID Number printed above is INCORRECT OR if the space is BLANK write in the CORRECT number here.	☐☐☐☐☐☐☐☐☐

Under penalties of perjury. I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature:	Date:

PLACE AN ☒ IN ONE ELECTION BOX ONLY

(3) ☐ All Mixed Election	(4) ☐ All Stock

(5) ☐ All Cash Election Only	(6) ☐ No Election

(7) ☐ Combination*	Cash	%	Stock	%
		Shares		Shares
*Any remaining shares will receive the mixed election consideration. You will receive the mixed election consideration if you check Box 7 but do not indicate a percentage.

If Mellon Investor Services, the tabulating agent for the Trustee, has not RECEIVED an effective Election Form from a participant at Mellon’s designated office by 11:59 p.m., Eastern Daylight Time, on or prior to August 5, 2005, such participant shall be deemed to have made no election and such participant’s shares of Unocal Corporation Common Stock under the Plan shall be deemed to be No Election Shares (as defined in the Merger Agreement).
INSTRUCTIONS FOR COMPLETING THE ELECTION FORM
(1)	Sign, date and include your daytime telephone number in this Election Form in Box 1 and after completing all other applicable sections return this form in the enclosed envelope.

(2)	PLEASE SIGN IN BOX 2 TO CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER if you are a U.S. Taxpayer. If the Taxpayer ID or Social Security Number is incorrect or blank, write the corrected number in Box 2 and sign to certify.

(3)	If you are electing to receive the all mixed election for all of your Unocal shares, please check this box.

(4)	If you are electing to receive all stock, please check this box only.

(5)	If you are electing to receive all cash, please check this box only.

(6)	To specify no election, please check this box only.

(7)	If you choose the combination, you must indicate the percentage of shares for which you are electing to receive all stock and the percentage of shares for which you are electing to receive all cash. You will receive the mixed election consideration for any remaining shares.
HOW TO CONTACT MELLON INVESTOR SERVICES
By Telephone – 9 a.m. to 7 p.m. Eastern Daylight Time, Monday through Friday, except for bank holidays:
From within the U.S., Canada or Puerto Rico:
          1-866-865-6324 (Toll Free)
From outside the U.S.:
           1-201-329-8660 (Collect)
WHERE TO FORWARD YOUR ELECTION FORM

By Regular Mail:
Mellon Investor Services LLC
Attn: Reorganization Dept.
P.O. Box 3301
South Hackensack, NJ 07606
By Overnight Courier or
Registered Insured Mail:
Mellon Investor Services LLC
Attn: Reorganization Dept.
85 Challenger Road
Mail Drop–Reorg
Ridgefield Park, NJ 07660
By Hand:
Mellon Investor Services LLC
Attn: Reorganization Dept.
120 Broadway, 13th Floor
New York, NY 10271

AMENDED PURE RESOURCES 401(K) AND MATCHING PLAN
AND MOLYCORP, INC. 401(K) RETIREMENT SAVINGS PLAN
ELECTION FORM (REVERSE SIDE)
INSTRUCTIONS
A.	SPECIAL CONDITIONS.

1.	Time in Which to Elect. To be effective, an Election on this form must be properly completed, signed, dated, and returned to Mellon Investor Services, the tabulating agent for the Trustee, in the enclosed envelope, and must be received by Mellon no later than 11:59 p.m., Eastern Daylight Time, on August 5, 2005. Subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the merger consideration for shares of Unocal common stock held in the account(s) of Plan participants, beneficiaries, and alternate payees whose Election Forms are not so received (whether due to the Election Form being received late, not being received at all, or not being properly completed) will be calculated as if the participant, beneficiary or alternate payee made an all mixed election.

2.	Change or Revocation of Election. An Election may be changed or revoked by giving written notice to Mellon Investor Services the tabulating agent for the Trustee. All Elections will be irrevocable after 11:59 p.m., Eastern Daylight Time, on August 5, 2005.

3.	Nullification of Election. All Election Forms will be void and of no effect if the merger is not consummated.

4.	ERISA. An Election is subject to the requirements of ERISA.

B	PRORATION PROCEDURES.

It is understood that this Election is subject to the terms, conditions and limitations set forth in the merger agreement and this Election Form. In particular, all Elections are subject to the limitation that the Unocal common stock outstanding at the closing will be converted to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all outstanding shares of Unocal common stock taken together. Chevron cannot, therefore, ensure that all Unocal stockholders will receive their election preferences. Any adjustments to the elections will be made in accordance with the allocation and proration procedures set forth in the merger agreement that is attached as Annex A to the Proxy Statement-Prospectus dated June 29, 2005 and described under “The Merger Agreement – Merger Consideration” in the Proxy Statement-Prospectus, as amended. The undersigned acknowledges receipt, prior to execution of the Election Form, of the Proxy Statement-Prospectus and the Supplement to the Proxy Statement/Prospectus dated July 22, 2005.

C.	GENERAL.

1.	Execution and Delivery Instructions. This Election Form must be properly completed, signed, dated, and returned to Mellon Investor Services in the enclosed envelope so that it will be received no later than 11:59 p.m., Eastern Daylight Time, on August 5, 2005. This Election Form may also be sent to Mellon by overnight mail (at the Plan participant’s, beneficiary’s, or alternate payee’s expense) to the following address:
Mellon Investor Services LLC.
Attn: Reorganization Dept
85 Challenger Rd
Mail Drop - Reorg
Ridgefield Park, NJ 07660

2.	Multiple Elections Not Allowed. A Plan participant, beneficiary, or alternate payee must make a single Election for all shares of Unocal common stock allocated to his or her individual account(s) under the Plan.

3.	Tax Consequences. Since individual circumstances may differ, a Plan participant, beneficiary, or alternate payee should consult his or her personal tax advisor to determine the tax consequences of the form of merger consideration, including the effect of foreign, federal, state, local or other tax laws.

4.	Miscellaneous. All questions with respect to this Election Form and the Elections (including, without limitations, questions relating to the timeliness or effectiveness of any Election and computations as to proration) will be determined by a Plan fiduciary, which determinations shall be conclusive and binding.
IMPORTANT: In the event that the number of shares of Unocal Common Stock to be exchanged for either cash or Chevron Common Stock exceed the limitations set forth in the merger agreement, as described in the Proxy Statement-Prospectus, the shares of Unocal Common Stock as to which Elections have been made to receive the form of consideration which is over-subscribed will be reduced to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all of the outstanding shares of Unocal Common Stock taken together, after taking into account all of the elections made by all of the Unocal stockholders, as further described in the Proxy Statement-Prospectus. In addition, an Election is subject to the requirements of ERISA. Also, any cash allocated to your individual account as merger consideration will initially be reinvested in the Plan’s money market account or similar account.

NEW ELECTION INFORMATION
July 22, 2005
Molycorp
(Plans)
Chevron Corporation/ Unocal Corporation Merger
Frequently Asked Questions

1.	Why am I getting another Election Form in the mail?
      On July 19, 2005, Chevron and Unocal entered into an amendment to the Agreement and Plan of Merger, originally entered into by the companies on April 4, 2005. This amendment has the effect of increasing the merger consideration paid to Unocal stockholders for their shares. Because of this change in the proposed merger consideration, Unocal stockholders are being given the opportunity to elect the form of consideration they will receive, or to change the previous election, under the amended terms of the merger agreement in the event the merger is approved by the Unocal stockholders.

2.	Where can I find out more about the amended merger agreement and the change in the proposed merger consideration?
      The amendment to the merger agreement was furnished as part of the Supplement to the Proxy Statement/ Prospectus dated July 22, 2005. The original merger agreement was furnished as part of the Proxy Statement/ Prospectus dated June 29, 2005.

3.	Has the expected date of the completion of the merger changed?
      No.
      The companies still expect that the merger will become effective in the first half of August 2005. The amended merger will be considered at a special meeting of Unocal stockholders to be held on August 10, 2005. Based on this timetable, the election deadline with respect to the form of merger consideration for participants, beneficiaries and alternate payees in the Pure Resources 401(k) and Matching Plan (the “Pure Plan”) and the Molycorp, Inc. 401(k) Retirement Savings Plan (the “Molycorp Plan” and, collectively with the Pure Plan, the “Plan”) will be 11:59 p.m., Eastern Daylight Time, on August 5, 2005. If the expected effective time of the merger and the election deadline change, Chevron and Unocal will provide information regarding the revised dates in a press release, on their websites at www.chevron.com and www.unocal.com and in a filing with the Securities and Exchange Commission. You may also obtain up-to-date information regarding the election deadline by calling Mellon Investor Services LLC at 1-866-865-6324 or MacKenzie Partners at 1-800-322-2885.

4.	Under the terms of the amended merger agreement, what type of merger consideration may I elect to have allocated to my individual account under the Plan?
      You have the opportunity to elect to have allocated to your individual account under the Plan, for each share of Unocal common stock that is credited to your individual account, either:

•	a combination of $27.60 cash and 0.618 of a share of Chevron common stock (subject to proration in certain circumstances) (an “all mixed election”);

•	1.03 shares of Chevron Corporation stock (subject to proration in certain circumstances) (an “all stock election”); or

•	$69.00 in cash (subject to proration in certain circumstances) (an “all cash election”).
      These elections are described in detail in the accompanying letter of transmittal.

      Also, see Q&A 8, below, on when an election may be changed.

5.	Will I receive any fractional shares?
      Yes. Although no fractional shares of Chevron stock will be delivered in the merger, the Plan will engage in an aggregated transaction for all Plan participants, and will then allocate interests in fractional shares to individual participant accounts.

6.	When is my Election Form due?
      Your election form must be received by Mellon Investor Services LLC, as agent for Mercer Trust Company (“Mercer”), which serves as the directed trustee of the Molycorp Plan, and Merrill Lynch Trust Company, FSB (“Merrill” and, collectively with Mercer, the “Trustee”), which serves as the directed trustee of the Pure Plan. The Trustee holds legal title, on behalf of the Plan, to the Unocal common stock allocated to the individual accounts of Plan participants, beneficiaries, and alternate payees, and must receive your election form by the election deadline, which is 11:59 p.m., Eastern Daylight Time, on August 5, 2005.

7.	What happens if I do not make an election or I miss the election deadline?
      If you do not make an election or you miss the election deadline you will be deemed to have made an election to receive the all mixed election described above.

8.	If I make a valid election can it be changed?
      Yes. Unocal has hired an independent fiduciary to oversee the election instructions with respect to Unocal common stock in Plan participants’ accounts. This means that the independent fiduciary will direct the trustee of the Plan about how to vote the shares of Unocal common stock in the Plan in the Merger. To the extent that your directions (or failure to provide directions) regarding the form of merger consideration to be elected are inconsistent with the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the trustee or the independent fiduciary, as applicable, may not follow your directions and may implement an election that is deemed more prudent under the circumstances in light of ERISA fiduciary requirements.
      In addition, if the result of the elections by all Unocal stockholders would require an amount greater than the product of $27.60 and the total number of outstanding Unocal shares to be paid in cash, you will not have credited to your account under the Plan $69.00 in cash for each share of Unocal common stock with respect to which you have made an all cash election, but instead will have credited a mix of stock and cash calculated to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. In all cases, you will have credited to your account under the Plan at least $27.60 for each of the shares with respect to which you make an all cash election. Similarly, if the result of the elections by all Unocal stockholders would require a number of shares of Chevron common stock greater than the product of 0.618 and the total number of total outstanding Unocal shares to be converted into Chevron shares, you will not have credited to your account under the Plan 1.03 shares of Chevron common stock for each share of Unocal common stock with respect to which you have made an all stock election, but instead will have credited a mix of stock and cash calculated to preserve an overall mix of 0.618 of a share of Chevron common stock and $27.60 in cash for all outstanding shares of Unocal common stock taken together, after taking into account all of the elections made by all of the Unocal stockholders. In all cases, you will have credited to your account under the Plan at least 0.618 of a share of Chevron common stock for each of your shares with respect to which you make an all stock election. Thus, even if you make a valid election, you may not have credited to your account under the Plan exactly the form of consideration that you request. The allocation rules referenced in this paragraph are explained in detail under the caption “The Merger Agreement — Merger Consideration” in the Proxy Statement/ Prospectus, dated June 29, 2005, and in the Supplement to the Proxy Statement/Prospectus dated July 22, 2005, both of which have been sent to you.
      You may revoke or change your election at any time prior to the deadline described in Q&A 3 above.

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9.     Will I have access to my Unocal shares and be able to transact those shares up until the election deadline?
      No.
      There will be a blackout period for transactions involving Unocal stock beginning on the fifth business day prior to the effective date of the merger. We presently expect that the merger will occur in the first half of August 2005. Accordingly, the blackout period will begin on August 3, 2005. The blackout period will end approximately six business days after the effective date of the merger. The blackout period is necessary in order to provide the election agent and the Plan administrator enough time to make a valid election on your behalf and enough time to receive the appropriate compensation due to you and make the proper allocations into your account. During the blackout period, you will have the same access as usual to investments other than Unocal stock in your plan account. This means that you can transfer among investments as long as the investment is not Unocal stock.
10.     What are the tax consequences of electing cash, shares or a combination election?
      There are no immediate tax consequences to a Plan participant with respect to Unocal stock held in the Plan because the Plan is generally exempt from income taxation. If you receive Chevron stock, then Chevron stock will become part of your Plan account. If you receive cash, then the cash will go into the Plan’s money market fund (or equivalent fund). However, if you have made after-tax contributions to the Plan or you receive a lump sum distribution under certain circumstances, the form of consideration you receive for the shares of Unocal stock allocated to your Plan account may affect your tax consequences at the time of distribution of your account by the Plan if you elect to apply the special tax rules applicable to “net unrealized appreciation” on employer stock distributed by a tax-qualified retirement plan. You should consult your personal tax advisor concerning the tax consequences of the form of merger consideration allocated to your account in the Plan in exchange for the shares of Unocal Common Stock allocated to your account under the Plan.
11.     What happens after the blackout period ends?
      You will have the same access to your account as before the blackout period. For example, you can transfer into and out of investments, subject to regular Plan rules.
12.     Who do I call if I have additional questions or need more information?
      You may contact the Exchange Agent, Mellon Investor Services LLC, at 1-866-865-6324.

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